UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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SMF ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMF ENERGY CORPORATION
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 20, 2008

To the Stockholders of SMF Energy Corporation

NOTICE IS HEREBY GIVEN that an annual meeting of Stockholders of SMF Energy Corporation (the “Company”) will be held at the Company’s Corporate Offices, 200 West Cypress Creek Rd., Suite 400, Fort Lauderdale, Florida, on November 20, 2008 beginning at 1:00 p.m. local time. At the meeting, stockholders will act on the following matters:

•
To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a specific ratio to be determined by the Board of Directors in its discretion, no later than 12 months after the annual meeting, within a range of not less than 2 to 1 and not more than 5 to 1;

•	To approve an amendment to the 2001 Director Stock Option Plan to increase the amount of shares of Common Stock reserved for issuance from 350,000 to 500,000 (pre-split), or 70,000 to 100,000 (post the maximum 5 to 1 split);

•	To approve an amendment to the 2000 Stock Option Plan to increase the amount of shares of Common Stock reserved for issuance from 1,000,000 to 2,500,000 (pre-split), or 200,000 to 500,000 (post the maximum 5 to 1 split);

•	To elect seven (7) directors to the Company’s Board of Directors to serve until the next annual meeting of Stockholders or until their successors are elected;

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year; and

•	Any other matters that may properly come before the meeting.

Only stockholders of record at the close of business on September 22, 2008 are entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you hold your shares through your brokerage account or in “street name,” telephone or Internet voting may be available to you. Check your proxy card for information. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors

LOUISE P. LUNGARO
Secretary

[August 29, 2008]
Fort Lauderdale, Florida

SMF ENERGY CORPORATION
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida 33309

___________________________________

PROXY STATEMENT
___________________________________

This proxy statement contains information related to the annual meeting of stockholders to be held on November 20, 2008 at 1:00 p.m. local time, at the Corporate Office of SMF Energy Corporation (the “Company”), 200 West Cypress Creek Rd., Suite 400, Fort Lauderdale, Florida, or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the annual meeting are being mailed to stockholders entitled to vote at the meeting on or about September 25, 2008.

ABOUT THE MEETING

Why are we calling this annual meeting?

We are calling the annual meeting to seek the approval of our stockholders to:

•
Approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a specific ratio to be determined by the Board of Directors in its discretion, within 12 months from the annual meeting and within a range of not less than 2 to 1 and not more than 5 to 1;

•	Approve an increase the amount of shares of Common Stock reserved for issuance from 350,000 to 500,000 (pre-split), or 70,000 to 100,000 (post the maximum 5 to 1 split);

•	Approve an increase the amount of shares of Common Stock reserved for issuance from 1,000,000 to 2,500,000 (pre-split), or 200,000 to 500,000 (post the maximum 5 to 1 split);

•	To elect seven directors to the Company’s Board of Directors to serve until the next annual meeting of Stockholders or until their successors are elected;

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year; and

•	Any other matters that may properly come before the meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors believes that (i) the approval of an amendment to the Company’s Certificate of Incorporation in order to effect a reverse stock split of the Company’s common stock within a range of not less than 2 to 1 and not more than 5 to 1; (ii) the approval of an amendment to the Company’s 2001 Director Stock Option Plan to increase the amount of shares reserved for issuance from 350,000 to 500,000 (pre-split), or 70,000 to 100,000 (post the maximum 5 to 1 split); (iii) the approval of an amendment to the Company’s 2000 Stock Option Plan to increase the amount of shares reserved for issuance from 1,000,000 to 2,500,000 (pre-split), or 200,000 to 500,000 (post the maximum 5 to 1 split); (iv) the election of the nominated directors and (v) ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR the amendment to the Certificate of Incorporation, the amendment to the 2001 Director Stock Option Plan, the amendment to the 2000 Stock Option Plan, the director nominees and the ratification of Grant Thornton LLP.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, September 22, 2008, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting.

Holders of our common stock (the “Common Stock”) are entitled to one vote per share on each matter to be voted upon. Holders of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”), Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and Series C Convertible Preferred Stock (the “Series C Preferred Stock,” and together with the Series A Preferred Stock and Series B Preferred Stock, the “Preferred Stock”) are also entitled to one vote per share on each matter to be voted upon at the meeting. Except as may be required by law, the holders of Preferred Stock vote together with the holders of Common Stock as a single class. For each of the actions described herein, the holders of Preferred Stock will vote with the Common Stock as a single class. The holders of our Common Stock and Preferred Stock are collectively referred to in this proxy statement as the “Voting Stockholders,” and the shares of Common Stock and Preferred Stock entitled to vote at the meeting are referred to as the “Voting Shares.”

As of the record date, we had [14,556,295] outstanding shares of Common Stock, [4,587] outstanding shares of Series A Preferred Stock, [1,985] outstanding shares of Series B Preferred Stock and [229] outstanding shares of Series C Preferred Stock, for a total of [14,563,096] Voting Shares. If and to the extent holders of our Preferred Stock convert their shares of Preferred Stock to Common Stock before the record date for the meeting, the number of shares held by Voting Stockholders would increase, since each share of Preferred Stock is convertible into 1000 shares of Common Stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), to be admitted to the meeting, you will need to bring a copy of your proxy card as it was delivered to you by your brokerage firm. You cannot vote that proxy card at the meeting, however, since your brokerage firm has the record ownership of your shares. If you want to vote your “street name” shares at the meeting, your brokerage firm can give you a legal proxy that will give you the right to cast your vote in person at the meeting. Otherwise, you can cast your vote through your brokerage firm by returning your proxy and bringing a copy of it to the meeting for admittance.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of not less than one-third of the Voting Shares outstanding on the record date will constitute a quorum for our annual meeting. Signed proxies received but not voted, abstentions and broker non-votes will be included in the calculation of the number of Voting Shares considered to be present at the annual meeting.

How do I vote?

You may vote your Voting Shares at the annual meeting either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your Voting Shares if you attend the annual meeting and want to vote in person. The Voting Shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the annual meeting in accordance with the instructions therein. On the matters coming before the annual meeting for which a choice has been specified by a stockholder on the proxy card, the Voting Shares will be voted accordingly. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your Voting Shares FOR the matters submitted for a vote at the meeting.

Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, other than for the election of directors. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not deemed to be present or represented by proxy for purposes of determining whether stockholder approval of a proposal has been obtained and therefore will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes will, however, have the same effect as negative votes for the reverse stock split proposal. The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What if I vote by proxy and then change my mind?

You may revoke your proxy at any time before it is exercised by:

• filing with the Secretary of the Company a notice of revocation;

• sending in another duly executed proxy bearing a later date; or

• attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.

What vote is required to approve the items of business?

The proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock requires the affirmative vote of a majority of the shares of Common Stock entitled to vote at the meeting thereon and the affirmative vote of a majority of the Voting Shares entitled to vote thereon. Approval of the amendments to the 2001 Director Stock Option Plan and the 2000 Stock Option Plan to increase the number of shares reserved for issuance under each of those plans requires the affirmative vote of a majority of the Voting Shares present in person or by proxy at the meeting and entitled to vote thereon. For purposes of electing directors, the nominees receiving the greatest number of votes of the Voting Shares present in person or by proxy at the meeting and entitled to vote thereon, shall be elected as directors. Ratification of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the Voting Shares present in person or by proxy at the meeting and entitled to vote thereon. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the Voting Shares present in person or by proxy at the meeting and entitled to vote thereon (unless such other matter requires a greater vote under our Articles of Incorporation or Delaware law).

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and we will pay all expenses associated therewith. In addition to solicitation by mail, officers, directors and other employees of the Company may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies. If, for any reason, we have not obtained enough proxies to have a quorum at the meeting or enough votes to approve a particular matter submitted for approval, we may engage the services of proxy solicitation firm to encourage persons to cast their votes.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 20, 2008.

The Company’s Proxy Statement and Annual Report to Stockholders are available at www.mobilefueling.com/_______/.

The following proxy materials are available for you to review at www.mobilefueling.com/______/.

•	The Notice and Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report to Stockholders for the year ended June 30, 2008.

You may obtain directions to the meeting by contacting us at (954) 308-4175.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Introduction

The Board of Directors is recommending that the stockholders approve an amendment to our Certificate of Incorporation to effect a reverse stock split of outstanding shares of our Common Stock at a ratio within a range of 2 to 1 to 5 to 1. If this proposal is approved, the Board of Directors will have the authority to decide, within 12 months from the annual meeting, whether to implement the split and the exact ratio of the split.

If a reverse stock split is implemented by the Board of Directors, all of the issued and outstanding shares of Common Stock will be reduced in accordance with the exchange ratio selected by the Board. Following the reverse stock split, all of our other outstanding securities that are convertible into or exercisable for shares of Common Stock, including convertible promissory notes and warrants, will be convertible or exercisable at a proportionately higher price for a lesser number of shares of Common Stock, as determined by the documents governing such security. The reverse stock split, if implemented, would not change the number of authorized shares of Common Stock or the par value of our Common Stock.

If this proposal is approved and the Board does implement a reverse stock split, it will become effective after the amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Date”). The form of the Certificate of Amendment is attached hereto as Appendix A. The following discussion is qualified in its entirety by the full text of the Certificate of Amendment, which is hereby incorporated by reference.

Purposes of the Reverse Stock Split

The principal purpose of the reverse stock split is to increase the market price of the Common Stock above $1.00 per share. The Common Stock is a listed security on the Nasdaq Capital Market and, in order for the Common Stock to continue to be quoted thereon, the Company must satisfy various listing standards established by the Nasdaq Stock Market (“Nasdaq”), including but not limited to maintenance of a closing bid price per share of $1.00 or more.

On December 28, 2007, the Company received a notice from Nasdaq (the “Notice”) that the bid price of its Common Stock had closed below the minimum $1.00 per share requirement for 30 consecutive business days. The notice further provided that, in accordance with Marketplace Rule 4310(c)(8)(D), the Company had 180 calendar days, or until June 25, 2008, to regain compliance. Compliance would be achieved if at any time before June 25, 2008, the bid price of the Common Stock closes at $1.00 or more per share for a minimum of 10 consecutive business days (or, subject to Nasdaq’s discretion, as many as 20 consecutive trading days), in which event Nasdaq would provide written notification that the Company is in compliance with the minimum bid price requirement. The notice also stated that, if the Company could not demonstrate compliance with the minimum bid price requirement by June 25, 2008, but met all of the other Nasdaq Capital Market initial listing criteria as set forth in Nasdaq Marketplace Rule 4310(c)(which are more rigorous than the continued listing criteria), then the Company would be eligible for an additional 180 days to regain compliance.

On June 26, 2008, the Company received a second notice from Nasdaq (the “Letter”) indicating that its common stock had not regained compliance with the $1 minimum bid price continued listing requirement set forth in Marketplace Rule 4310(c)(4) during the 180 day period. The Letter further stated that, because the Company did not meet the Rule 4310(c) initial listing criteria on that date, it was not eligible for an additional 180 day compliance period from the Nasdaq Staff. Accordingly, the Letter stated that, in the absence of an appeal of the Staff’s determination to a Nasdaq Listing Qualifications Panel (the “Panel”), the Company’s common stock was subject to delisting from Nasdaq at the opening of business on July 8, 2008. On July 1, 2008, the Company filed its appeal of the Staff’s determination and requested a hearing before the Panel. The Company’s appeal and hearing request stayed the delisting action pending the issuance of a final decision by the Panel. The hearing on the Company’s appeal was held on August 14, 2008 but no decision has been issued by the Panel to date.

At the hearing, the Company intends to seek a temporary exception to the minimum bid price requirement to allow time for the Company to complete the reverse stock split, and for the reverse stock split to take effect. There can be no assurance, however that the Panel will grant the Company’s request for continued listing on this basis. Moreover, while the Company expects that such a reverse stock split, once in effect, would increase the Company’s stock price above the minimum bid price, there can be no assurance that the market price per post-split share will either exceed or remain in excess of the $1.00 minimum bid price for the sustained period of time necessary to ensure long term compliance with Marketplace Rule 4310(c)(4). The market price of our common stock may be affected by various other factors unrelated to the number of shares outstanding after the reverse stock split, including our future performance and general market conditions.

If a delisting were to occur, the Common Stock would likely trade in the over-the-counter market on the National Association of Securities Dealers’ OTC Bulletin Board (the “OTCBB”), which was established for trading the securities of reporting companies that do not meet the Nasdaq listing requirements. The OTCBB is generally considered less efficient than the Nasdaq Capital Market. As a result, it could be more difficult for an existing shareholder to sell shares of the Common Stock. On the OTCBB, trading volumes are typically lower, transactions can be delayed, and coverage of the Company by securities analysts and news media, which is already limited, may be reduced. In turn, these factors could result in lower prices for the Common Stock or larger “spreads” between the “bid” and “ask” prices quoted by market makers for shares of the Common Stock, either of which could reduce the prices available for sales of the Common Stock by existing shareholders.

Delisting from Nasdaq could also impair the Company’s ability to raise additional capital through equity or debt financing since Nasdaq listed securities are typically viewed as more liquid than securities that are not traded on a national securities exchange. In addition, if delisting does cause lower prices for the Common Stock, it could then cause an increase in the ownership dilution to stockholders when the Company issues equity securities in financing or other transactions. The price at which the Company issues shares in such transactions is generally based on or related to the market price of its Common Stock, so a decline in the market price of its Common Stock could result in the need for the Company to issue a greater number of shares to raise a given amount of funding or to acquire a given dollar value of goods or services.

In addition, if the Common Stock is not listed on the Nasdaq Capital Market, the Company may become subject to Rule 15g-9 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) because the Common Stock may be classified as a “penny stock” under Exchange Act Rule 3a51-1. That rule imposes additional sales practice requirements on broker-dealers who sell low-priced securities to persons other than established customers and institutional accredited investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, the rule may affect the ability of broker-dealers to sell the Common Stock and may affect the ability of holders to sell their shares of Common Stock in the secondary market. Moreover, investors may be less interested in purchasing low-priced securities because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such securities. Also, institutional investors will usually not invest in low-priced securities (other than those which focus on small-capitalization companies or low-priced securities).

As a consequence of no longer having its shares listed on a national securities exchange, the Company will no longer be able to use the SEC’s short form registration forms, such as Form S-3, to register under the Securities Act of 1933 the resale of Common Stock previously sold by the Company in unregistered offerings or the Common Stock underlying warrants or convertible notes but will have to instead use the longer Form S-1. As a result, the registration of these securities for resale will probably require more time and effort, which may in turn reduce the value of any Common Stock or other securities that are sold in unregistered offerings. The negative impact of long form registration has been reduced, however, by recent SEC rule changes that permit most purchasers of stock in unregistered offering to freely resell their securities six months after the purchase under Rule 144.

While there is no guarantee, the Board of Directors believes that the reverse stock split, at the split ratio ultimately selected by the Board, will increase the per share closing bid price of our Common Stock enough to ensure continued compliance with the Nasdaq minimum bid price listing requirement and to generate additional interest in the Company among investors. On the other hand, it is possible that the closing bid price will not remain above $1.00 for the 10 to 20 trading days required by Nasdaq to determine that the Company has regained compliance with the minimum bid price requirement. In addition, even if the closing bid price does stay above $1.00 long enough for Nasdaq to make such a determination, if it subsequently falls below $1.00 for another 30 consecutive trading days, the Company will once again receive a notice of noncompliance from Nasdaq and another 180 days to reestablish compliance with the $1.00 minimum price standard. If this proposal passes and the Board does decide to effect the reverse stock split, the Board will consider these risks when it selects the split ratio.

If this reverse stock split proposal passes, the Board of Directors may nevertheless decide not to declare any reverse stock split at all. Under the proposal, the Board is retaining this discretion for several reasons. First, the closing bid price of the Common Stock could go over $1.00 for 10 or 20 consecutive trading days before the annual meeting of shareholders without the need for any reverse stock split. Second, the closing bid price could be so low that a reverse stock split could not assure a post-split price above $1.00. Finally, the Company may not otherwise meet the requirements for continued listing on the Nasdaq Capital Market. In particular, Nasdaq Marketplace Rule 4310 provides that, for continued listing, the issuer must maintain either (A) stockholders’ equity of $2.5 million; or (B) market value of listed securities of $35 million; or (C) net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years. Because (a) the market value of the Company’s common stock is currently less than $10 million, (b) the Company did not have net income from operation in the last three fiscal years, and (c) because the Company’s stockholders’ equity was below the $2.5 million minimum as of December 31, 2007, the Company received notice in March of 2008 that it did not otherwise qualify for continued listing on Nasdaq. While the Company subsequently raised additional equity capital to increase its stockholders’ equity above the $2.5 million level and continues to meet that criterion for Nasdaq listing as of the date hereof, there is no assurance that the Company will continue to meet the stockholders’ equity or other Nasdaq listing requirements. If this reverse stock split proposal passes but Nasdaq makes a final determination to delist the Common Stock on account of the stockholders’ equity or any other reason before a reverse stock split has been declared by the Board, it is unlikely that the Board would declare any reverse stock split.

In any event, the efficacy of a reverse stock split in maintaining compliance with Nasdaq’s minimum bid price requirement is uncertain. While the short-term result of a reverse stock split can be fairly predicted, the long-term consequences are less predictable. The price of the Common Stock is likely to be affected by our performance and by general market and economic conditions that cannot be predicted or evaluated by the Board of Directors at this time. Accordingly, even if the reverse stock split is successful in reestablishing compliance with Nasdaq’s minimum bid price requirement and we meet the stockholders’ equity and other requirements needed to maintain our Nasdaq listing, there is no assurance that the market value of the Common Stock will be greater after a reverse stock split than it would be without ever effecting a reverse stock split.

Determination of Reverse Stock Split Ratio

If the stockholders approve the proposal, the Board will be authorized to exercise its discretion as to whether to effect the reverse stock split, when to effect it, and what the split ratio should be. In making these determinations, the Board of Directors will consider a number of factors, including:

•	the historical and projected performance of our Common Stock and volume level before and after the reverse stock split,

•	prevailing market conditions,

•	general economic and other related conditions prevailing in our industry and in the marketplace generally,

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our Common Stock and our ability to continue our Common Stock’s listing on the Nasdaq Capital Market,

•	our capitalization (including the number of shares of our Common Stock issued and outstanding),

•	the prevailing trading price for our Common Stock and the volume level thereof, and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The proposal gives the discretion to select the reverse stock split ratio from within a range to the Board of Directors, rather than proposing fixing a specific ratio at this time, in order to give the Company the flexibility to implement a reverse stock split at a ratio that reflects the Board’s then-current assessment of the factors described above and to respond to other developments that may be deemed relevant, when considering the appropriate ratio. This flexibility is considered essential for the Board to be able to react to changes in market conditions between the date of this proxy statement and the date of the annual meeting, as well as the length of time that would be required for the Company to hold an additional annual meeting to approve the final reverse stock split ratio.

Material Effects of Proposed Reverse Stock Split

The reverse stock split and amendment of our Certificate of Incorporation will not change the terms of the Common Stock. After the reverse stock split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions, if any, and will be identical in all other respects to the Common Stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the reverse stock split, the Company will continue to file Forms 10-K, 10-Q, and 8-K and will remain subject to the reporting requirements of the Exchange Act.

The following table illustrates the principal effects of a 2 to 1 and 5 to 1 reverse stock split on our authorized and outstanding shares of our Common Stock as of [July 9, 2008]:

Common Stock	Number of Shares Prior to Reverse Stock Split	Number of Shares After Reverse Stock Split
		2 to 1	5 to 1
Authorized	50,000,000	50,000,000	50,000,000
Issued & Outstanding(1)	14,556,295	7,278,147	2,911,259
Authorized and Reserved for Issuance(2)	12,719,024	6,359,512	2,543,805
Authorized but unreserved and Available for Future Issuances(3)	22,724,681	36,362,341	44,544,936

(1)	Subject to adjustment for fractional shares.

(2)
Includes shares of Common Stock issuable (i) upon the exercise of outstanding stock options, (ii) upon the exercise of warrants to purchase Common Stock, (iii) upon the conversion of promissory notes, (iv) upon conversion of the Series A Convertible Preferred Stock, (v) upon conversion of the Series B Convertible Preferred Stock, and (vi) upon conversion of the Series C Convertible Preferred Stock.

(3)
Excludes shares of Common Stock issuable (i) upon the exercise of outstanding stock options, (ii) upon the exercise of warrants, (iii) upon the conversion of promissory notes, (iv) upon conversion of the Series A Convertible Preferred Stock, (v) upon conversion of the Series B Convertible Preferred Stock, and (vi) upon conversion of the Series C Convertible Preferred Stock.

Other material effects of the reverse stock split will be that:

•
All outstanding warrants entitling holders to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their warrants, the number of shares of Common Stock as proportionately reduced by the same ratio as selected for the reverse stock split at an exercise price proportionately increased by the same ratio.

•
All outstanding convertible promissory notes entitling holders to convert such notes into shares of Common Stock will enable such holders to convert the notes into the number of shares of Common Stock as proportionately reduced by the same ratio as selected for the reverse stock split at a conversion price proportionately increased by the same ratio.

•
All outstanding shares of Preferred Stock entitling holders to convert such shares of Preferred Stock into shares of Common Stock will enable such holders to convert the shares of Preferred Stock into the number of shares of Common Stock as proportionately reduced by the same ratio as selected for the reverse stock split at a conversion price proportionately increased by the same ratio.

•
All of our equity incentive plans, which include the SMF Energy Corporation Stock Option Plan, the SMF Energy Corporation 2000 Stock Option Plan and the SMF Energy Corporation 2001 Director Stock Option Plan, include provisions requiring appropriate adjustments to the number of shares of Common Stock covered by the plans and stock options and other grants under those plans, as well as option exercise prices. Further, the number of shares of our Common Stock reserved for issuance (including the number of shares subject to automatic annual increase and the maximum number of shares that may be subject to options) under our existing stock option plans and employee stock purchase plans will be reduced by the same ratio as selected for the reverse stock split.

Stockholders should recognize that if the reverse stock split is effected they will own fewer number of shares than they presently own, depending on the ratio of the reverse stock split effected by the Board of Directors. In addition, the reverse stock split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots may experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

After effecting the reverse stock split, the number of authorized but unissued shares of Common Stock would increase from 22,724,681 to 36,362,341 (based on a 2 for 1 reverse split) or to 44,544,936 (based on the maximum 5 to 1 split). The Company does not currently have any plans, proposals or arrangements, written or otherwise, to issue these additional shares. The Board of Directors, however, may issue these shares in its discretion. If the Company issues additional shares subsequent to the reverse stock split, the dilution to the ownership interest of the Company’s existing stockholders may be greater that would otherwise occur had the reverse stock split not been effectuated.

Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders or by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or by contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split is not being proposed in response to any effort of which the Company is aware to accumulate shares of the outstanding Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board of Directors and stockholders. There are no anti-takeover mechanisms in the Company’s governing documents or otherwise and there are no plans or proposals to adopt provisions or enter into other arrangements that may have material anti-takeover consequences. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company’s Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve this proposal, and the Board of Directors subsequently elects to effect the reverse stock split, we will file the Certificate of Amendment included as Appendix A to this proxy statement (as completed to reflect the reverse stock split ratio as determined by the Board of Directors, in its discretion, within the range of not less than 2 to 1 and not more than 5 to 1). The Certificate of Amendment will become effective when it is filed with the Secretary of State of the State of Delaware or such later time as is set forth in the Certificate of Amendment.

Effect on Beneficial Holders of Common Stock (i.e. stockholders who hold in “street name”)

Upon the reverse stock split, the Company intends to treat shares of Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold certificates)

Some of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the Company’s transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split, our transfer agent will act as our exchange agent and will act for holders of our Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, stockholders holding shares in certificated form will be sent a transmittal letter from the Company’s transfer agent for the Common Stock. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (“New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the reverse stock split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s) unless that legend is no longer effective because of the passage of time.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Fractional Shares

No fractional shares of Common Stock will be issued in connection with the reverse stock split. If, as a result of the reverse stock split, a stockholder of record would otherwise hold a fractional share, the number of shares to be received by the shareholder will be rounded up to the next highest number of shares.

Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the reverse stock split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share and book value per share will be increased as result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

No Dissenter’s Rights

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter’s rights with respect to the proposed amendment to the Certificate of Incorporation to effect the reverse stock split, and the Company will not independently provide stockholders with any such right.

Possible Disadvantages of Reverse Stock Split

Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•	The reduced number of shares of our Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock.

•
A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of its Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•
A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100.

•
There can be no assurance that the market price per new share of our Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the reverse stock split.

•
Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•
If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. This summary addresses only U.S. holders who hold their shares of Common Stock as a capital asset for U.S. federal income tax purposes (i.e., generally, property held for investment).

For purposes of this summary, a “U.S. holder” means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This summary is based on interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, and may adversely affect the U.S. federal income tax consequences described herein. This summary does not discuss all of the tax consequences that may be relevant to particular stockholders or to stockholders subject to special treatment under U.S. federal income tax laws.

Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, state, local, foreign or other tax consequences of the reverse stock split.

Each stockholder should consult their own tax adviser concerning the particular U.S. federal tax consequences of the reverse stock split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes. The aggregate adjusted basis of the post-reverse stock split shares will be the same as the aggregate adjusted basis of the pre-reverse stock split shares. The holding period of the post-reverse stock split shares will include a U.S. holder’s holding periods for the pre-reverse stock split shares.

The Company will not recognize any gain or loss as a result of the reverse stock split.

The affirmative vote of a majority of the shares of Common Stock entitled to vote hereon and the affirmative vote of a majority of the Voting Shares entitled to vote hereon are required to approve the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
AMENDING THE COMPANY’S CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S 2001 DIRECTOR STOCK OPTION PLAN

The 2001 Directors Stock Option Plan (the “2001 Plan”) was adopted by the Board of Directors on May 10, 2001 and approved by the shareholders on July 19, 2001. The 2001 Plan was subsequently amended in December 2004. The purpose of the 2001 Plan is to provide an additional incentive to attract and retain qualified and competent directors whose efforts and judgment are important to the success of the Company, through the encouragement of stock ownership in the Company by such persons.

On July 11, 2008, the Board of Directors approved an amendment to the 2001 Plan to increase the number of shares reserved under the 2001 Plan. The Board believes that an increase in the number of options available for grant is important to permit the Company to continue to attract and retain directors and to encourage stock ownership by them. Accordingly, the shareholders are being asked to increase the number of shares of Common Stock reserved for issuance from 350,000 to 500,000 (pre-split), or from 70,000 to 100,000 (post the maximum 5 to 1 split).

In addition to the increase in the number of shares reserved for issuance, the Board of Directors has also approved other changes to the 2001 Plan to confirm its compliance with Section 409A of the Internal Revenue Code. These changes were made to ensure that additional taxes were not imposed on the compensation or benefits payable under the 2001 Plan pursuant to Section 409A. While the Board of Directors does not believe such changes are material, the 2001 Plan is attached hereto for the convenience of the stockholders.

Description of the 2001 Director Stock Option Plan

The following description is qualified in its entirety by reference to the 2001 Plan, which is attached hereto as Appendix B. The number of shares reflected in the attachment as reserved for issuance under the 2001 Plan will be reduced accordingly if the reverse stock split is approved.

Administration

The 2001 Plan is presently administered by the Board of Directors (the “Board”). Subject to the 2001 Plan, the Board has the authority to determine to whom stock options may be granted, the time or times at which stock options are granted, the number of shares covered by each such grant, the duration of any options and rights, and any other terms and conditions relating to stock options. All decisions and interpretations made by the Board are binding and conclusive on all participants in the 2001 Plan.

Securities

The securities to be issued upon the exercise of stock options under the 2001 Plan are shares of the Company’s $.01 par value Common Stock. If any options granted under the 2001 Plan are surrendered, or for any other reason cease to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable are available for options to be granted to the same or other participants under the 2001 Plan.

Based on the closing price of the Company’s Common Stock on July 10, 2008 of $0.46, the market value of 350,000 shares of Common Stock was $161,000.

Eligible Directors

Only directors of the Company who are not employees, full time or part time, of the Company are eligible to receive stock options under the 2001 Plan “Eligible Directors”.

As of July 10, 2008, the Company had six directors eligible to receive grants under the 2001 Plan.

Stock Options

Options granted under the 2001 Plan are nonqualified stock options.

Option Price and Duration

The option price for nonqualified stock options may be less than the fair market value of the stock on the business day immediately preceding the date of grant, but in no event will the option price be less than the par value of the stock on the date of the grant.

“Fair market value” means the closing price on the business day immediately preceding the date of grant. For purposes of determining fair market value, the closing price on any business day is (a) if there is an established market for the Company’s Common Stock on a national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last report sale price of the Common Stock on such exchange or reporting system, (b) if quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price on such system, or if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day as reported in any newspaper of general circulation, or (c) if neither (a) or (b) is applicable, the mean between the high bid and low asked quotations as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

Exercise of Options and Payment for Stock

Options are exercisable in accordance with the terms and conditions of the grant to the participant. The exercise price of options may be paid in cash or in shares of the Company’s Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. The Board in its discretion may agree to lend money to a participant, guarantee a loan to a participant, or otherwise assist a participant to obtain the cash necessary to exercise all or a portion of an option granted under the 2001 Plan or to pay any tax liability of the participant attributable to such exercise. If the exercise price is paid in whole or in part with the participant’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the participant purchases upon exercise of such option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. The Board may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company’s stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company’s stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Also, the Board may elect to permit a participant to effect a cashless exercise through a broker acceptable to the Company and delivery to the Company by the broker of proceeds from the sale of shares or a margin loan sufficient to pay the exercise price and any applicable income taxes.

Nontransferability of Options

Unless the prior written consent of the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the participant by will or the laws of descent and distribution. Each option is exercisable during a participant’s lifetime, or in the case of an option that has been assigned or transferred with the prior written consent of the Board, only by the permitted assignee.

Termination of Option Period

Unless otherwise provided in any option agreement, the unexercised portion of any option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (i) immediately upon the removal of the optionee as a director for Cause which, for purposes of the 2001 Plan, shall mean the removal of the optionee as a director by reason of any act by the optionee of (x) fraud or intentional misrepresentation, (y) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any subsidiary or (z) willful misconduct or gross negligence, (ii) immediately in the event that the optionee shall file any lawsuit or arbitration claims against the Company or any subsidiary, or any of their respective officers, directors or shareholders, other than a claim for indemnification, whether by contract or under applicable law, or (iii) ten years from the date of grant of the option.

Amendment, Suspension and Termination

The Committee may at any time amend, suspend or terminate the 2001 Plan or any option, provided, however, that, any amendment to the 2001 Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except as otherwise provided by the 2001 Plan, no amendment, suspension or termination of the 2001 Plan or any option under the 2001 Plan shall substantially impair the rights or benefits of any optionee pursuant to any option previously granted without the consent of the optionee.

2001 Plan Benefits

The 2001 Plan provides that Eligible Directors are granted options to purchase 20,000 shares of Common Stock on his or her initial election to the Board. In addition, on the last day of each fiscal quarter of the Company, each then Eligible Director is granted options to purchase 1,500 shares. The Board of Directors also has the discretion to from time to time grant additional options to the Eligible Directors under the 2001 Plan. Set forth below in tabular form are the benefits or amounts received or to be received by or allocated to each of the named persons or groups under the 2001 Plan during fiscal 2008. The shares listed below do not reflect the proposed reverse stock split.

Name and Position	Dollar Value ($)(1)	Number of Shares

Richard E. Gathright, Chairman of the Board, CEO and President	0	0

Michael S. Shore, CFO, Senior V.P. and Treasurer	0	0

Paul C. Vinger, Senior V.P., Corporate Planning and Fleet Operations	0	0

E. Wayne Wetzel, Senior V.P., Lubricants	0	0

Robert W. Beard, Senior V.P., Marketing & Sales and Investor Relations Officer	0	0

Timothy E. Shaw, Senior V.P., Information Services & Administration and Chief Information Officer	0	0

All executive officers, as a group

All directors who are not executive officers, as a group	29,610	33,000

All employees who are not executive officers as a group	0	0

(1)
All options are granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.

Federal Income Tax Consequences

NONQUALIFIED OPTIONS. Nonqualified options are taxed in accordance with Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

i.	The optionee does not realize any taxable income upon the grant of nonqualified option, and the Company is not allowed a business expense deduction by reason of such grant.

ii.
The optionee will recognize ordinary compensation income at the time of exercise of a nonqualified option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

iii.
When the optionee sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

iv.	In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.

The affirmative vote of a majority of the Voting Shares present in person or represented by proxy at the meeting is required to amend the 2001 Director Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT TO THE COMPANY’S 2001 DIRECTOR STOCK OPTION PLAN

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN

The 2000 Stock Option Plan (the “2000 Plan”) was adopted by the Board of Directors on December 21, 2000 and approved by the shareholders on February 28, 2001. The purpose of the 2000 Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our stock by such persons.

On July 11, 2008, the Board of Directors voted to submit to the Company’s shareholders a proposed amendment to the 2000 Plan to increase the number of shares reserved under the 2000 Plan and to eliminate the annual automatic 10% increase in the number of shares available for issuance. The Board believes an increase in the number of options available for grant is important to permit the Company to continue to attract and retain employees and to encourage stock ownership by them. In connection with the increase in reserved shares, the Board also desires to remove from the 2000 Plan Section 3(b), which provides as follows:

“The number of Shares available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an amount equal to ten percent (10%) of the total Shares subject to the Plan as of the last trading day of the immediately preceding calendar year. No incentive Stock Options may be granted on the basis of the additional Shares resulting from such annual increases.”

Through these annual increases, the 1,000,000 shares originally reserved for issuance has currently increased to 1,939,853 and will continue to increase accordingly in subsequent years. Instead of providing for subsequent annual increases, the Company desires to increase the reserved shares to 2,500,000 and eliminate Section 3(b) from the 2000 Plan.

Accordingly, the shareholders are being asked to increase the number of shares reserved under the 2000 Plan from 1,000,000 to 2,500,000 (pre-split), or 200,000 to 500,000 (post the maximum 5 to 1 split) and to remove Section 3(b) from the 2000 Plan.

In addition to the increase in the number of shares reserved for issuance and the removal of the automatic increase in the number of shares available for issuance, the Board of Directors has also approved other changes to the 2000 Plan to confirm its compliance with Section 409A of the Internal Revenue Code. These changes were made to ensure that additional taxes were not imposed on the compensation or benefits payable under the 2000 Plan pursuant to Section 409A. While the Board of Directors does not believe such changes are material, the 2000 Plan is attached hereto for the convenience of the stockholders.

Description of the 2000 Stock Option Plan

The following description is qualified in its entirety by reference to the 2000 Plan, which is attached hereto as Appendix C. The number of shares reflected as reserved for issuance under the 2001 Plan will be reduced accordingly if the reverse stock split is approved.

Administration

The 2000 Plan provides that it shall be administered by our Board or a committee appointed by the Board (the “Committee”) which shall be composed of two or more directors all of whom shall be “outside directors” (as defined in the 2000 Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the board of directors).

The Committee or the Board, in its sole discretion, determines the terms of the Options. In addition, the Committee or the Board has full power and authority to construe and interpret the 2000 Plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including our company, shareholders, officers and employees, recipients of grants under the 2000 Plan, and all persons or entities claiming by or through such persons.

Prior to the effectiveness of the Amendment, an aggregate of 1,000,000 shares of common stock was reserved for issuance upon the exercise of Options granted under the 2000 Plan. Based on the closing price of the Company’s Common Stock on July 10, 2008 of $0.46, the market value of 1,000,000 shares of Common Stock was $460,000. The maximum number of shares of common stock to which Options may be granted to any one individual under the 2000 Plan is 750,000. The shares acquired upon exercise of Options granted under the 2000 Plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 2000 Plan. If any option granted under the 2000 Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 2000 Plan.

Terms and Conditions

All Options granted under the 2000 Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the board of directors shall prescribe, consistent with the 2000 Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

For any Option granted under the 2000 Plan, the exercise price per share of common stock may be any price determined by the Committee or the Board; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the 2000 Plan, the “Fair Market Value” on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the board of directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotations Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

The Committee or the Board may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The 2000 Plan also authorizes us to lend money to Optionee, guarantee a loan to Optionee, or otherwise assist Optionee in obtaining the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any of Optionee’s tax liability attributable to such exercise. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the board of directors shall determine, and (iv) contain such other terms as the board of directors in its sole discretion shall reasonably require.

The use of already owned shares of common stock applies to payment for the exercise of an option in a single transaction and to the “pyramiding” of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the 2000 Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the 2000 Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the board of directors determines. The Committee or the Board may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the 2000 Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the 2000 Plan shall automatically be terminated (a) three months after the date on which the optionee’s employment or service is terminated for any reason other than (i) Cause (as defined in the 2000 Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment or service for Cause; (c) one year after the date on which the optionee’s employment or service is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment or service is terminated by reason of optionee’s death, or if later, three months after the date of optionee’s death if death occurs during the one year period following the termination of the optionee’s employment by reason of mental or physical disability.

To prevent dilution of the rights of the optionee, the 2000 Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The Committee or the Board has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

Amendment, Suspension and Termination

The 2000 Plan will expire on December 20, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee or the Board may amend, suspend or terminate the 2000 Plan or any Option at any time, provided that such amendment shall be subject to the approval of the shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

Federal Income Tax Consequences

The 2000 Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2000 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price and that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of common stock on exercise of an Option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the optionee had exercised the Option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options. The 2000 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the tax code. Under the tax code, the optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares, it is treated as if the Optionee made a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income included in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Section 162 Limitations. The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the tax code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such “performance-based compensation,” so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the employee 2000 Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

2000 Plan Benefits

Set forth below in tabular form are the benefits or amounts received or to be received by or allocated to each of the named persons or groups under the 2000 Plan during fiscal 2008. The shares listed below do not reflect the proposed reverse stock split.

Name and Position	Dollar Value ($)(1)	Number of Shares

Richard E. Gathright, Chairman of the Board, CEO and President	96,000	75,000

Michael S. Shore, CFO, Senior V.P. and Treasurer	51,200	40,000

Paul C. Vinger, Senior V.P., Corporate Planning and Fleet Operations	51,200	40,000

E. Wayne Wetzel, Senior V.P., Lubricants	0	0

Robert W. Beard, Senior V.P., Marketing & Sales and Investor Relations Officer	12,800	10,000

Timothy E. Shaw, Senior V.P., Information Services & Administration and Chief Information Officer	12,800	10,000

All executive officers, as a group	224,000	175,000

All directors who are not executive officers, as a group	1,800	3,000

All employees who are not executive officers as a group	136,390	108,000

(1)
All options are granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.

The affirmative vote of a majority of the Voting Shares present in person or represented by proxy at the meeting is required to amend the 2000 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN

PROPOSAL 4

ELECTION OF SEVEN INDIVIDUALS TO THE BOARD OF DIRECTORS

Nominees

The Board of Directors has fixed at seven the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the 2008 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified. Wendell R. Beard, Richard E. Gathright, Steven R. Goldberg, Nat Moore, Larry S. Mulkey, C. Rodney O’Connor and Robert S. Picow, each of whom is an incumbent director, have been nominated to be elected at the annual meeting by the Voting Stockholders and proxies will be voted for such persons absent contrary instructions.

Our Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable or unwilling to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

Each of the nominees for election as a director is a current member of our Board of Directors. Mr. O’Connor has served as a director since 1999, Messrs. Beard, Gathright and Picow have served as directors since 2001, Mr. Moore has served as a director since 2006, Mr. Mulkey has served as a director since 2002, and Mr. Goldberg has served as a director since 2005.

The nominees receiving the greatest number of votes from the Voting Stockholders that are entitled to vote hereon at the annual meeting shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE SEVEN INDIVIDUALS TO THE
BOARD OF DIRECTORS

PROPOSAL 5

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Grant Thornton LLP has been engaged by the Audit Committee to perform the audit of the consolidated financial statements of the Company for the year ended June 30, 2008. The Audit Committee of the Company’s Board of Directors has also determined to engage Grant Thornton LLP as the Company’s independent accountants for the year ending June 30, 2009 and to audit the Company’s financial statements for that year. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Annual Meeting. If the stockholders do not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider its selection of Grant Thornton LLP to serve as our independent registered public accounting firm and will make another proposal to the stockholders with respect to the appointment of independent accountants for the year ending June 30, 2009.

We expect that a representative of Grant Thornton LLP will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. We also expect that the representative will be available to respond to appropriate questions from stockholders.

Fees paid to Grant Thornton LLP

Grant Thornton LLP served as our Independent Registered Accountant for the fiscal year ended June 30, 2007 and has been engaged by the Audit Committee to serve as our Independent Registered Accountant for the fiscal year ended June 30, 2008. Grant Thornton LLP provided services in the following category and amount:

	2008	2007
Audit Fees(1)	$324,051	$332,315
Audited Related Fees(2)	$31,244	$30,539
Tax Fees	$-	$-
All Other Fees	$-	$-

(1)
Represents the aggregate fees billed for professional services rendered for the audit and/or reviews of the Company’s financial statements and in connection with the Company’s regulatory filings or engagements. Also includes services related to consents for registration statements filings.

(2)	Represents fees for audit-related services for research and consultation on various issues including the conversion of promissory notes, private placements and other related services. Also includes certain services related to the Company’s acquisitions.

There were no non-audit related services rendered to the Company by Grant Thornton in fiscal 2007 and 2008. While the Audit Committee has not established formal policies and procedures concerning pre-approval of audit or non-audit services, the Company’s executive officers and the Committee have agreed that all audit and non-audit services by the Company’s independent accountants will be approved in advance by the Audit Committee. The establishment of any such formal policies or procedures in the future is subject to the approval of the Audit Committee. One-hundred percent of the services provided under the caption “Audit Related Fees” were approved by the Audit Committee.

The affirmative vote of a majority of the Voting Shares present in person or represented by proxy at the meeting is required to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MANAGEMENT

Directors

The following table sets forth the names, ages and titles of each member of the Board of Directors of the Company:

Name	Age	Position and Office
Richard E. Gathright	54	Chairman of the Board; Chief Executive Officer and President; Director
Wendell R. Beard	81	Director
Steven R. Goldberg	57	Director
Nat Moore	56	Director
Larry S. Mulkey	65	Director
C. Rodney O’Connor	73	Director
Robert S. Picow	53	Director

Set forth below are the names of all directors of the Company, all positions and offices with the Company held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years:

Mr. Gathright has been Chief Executive Officer and President of the Company since November 2000, a Director since March 2001 and Chairman of the Board since November 2002. He is responsible for the management of all business affairs of the Company, reporting directly to the Board of Directors. He was an advisor on operational and financial matters to the senior management of several domestic and international energy companies from January 2000 through October 2000. From September 1996 to December 1999, he was President and Chief Operating Officer of TransMontaigne Inc., a Denver-based publicly owned company providing logistical services to major energy companies and large industrial customers; a Director from April 1995 to December 1999; Executive Vice President from April 1995 to September 1996; and from December 1993 to April 1995 was President and Chief Operating Officer of a predecessor of TransMontaigne. From 1988 to 1993, he was President and Director of North American Operations for Aberdeen Petroleum PLC, a London-based public company engaged in international oil and gas operations, also serving on its Board of Directors. Prior to joining Aberdeen, he held a number of positions in the energy industry in the areas of procurement, operations and management of oil and gas assets.

Mr. Beard has served as a Director of the Company since July 2001. He retired from Ryder System, Inc. in June 1994 after 17 years of service, the last three years of which he served as Executive Vice President, responsible for corporate public relations, advertising, government relations, special events and the Ryder Foundation. From August 1989 to June 1991, he served as Senior Vice President and from August 1987 to August 1989 as Vice President. From 1977 to 1984, he was Vice President of Corporate Development for Truck Stops Corporation of America, a Ryder subsidiary. He has served on the Executive Committee of the American Trucking Associations, and for the past 16 years has been an advisor to the Truck Rental and Leasing Association. He is a Director of the Doral County Club in Miami; a Director of Baptist Health South Florida, a healthcare and hospital corporation; and a member of the Orange Bowl Committee. Mr. Beard is a noted speaker to the trucking industry, business and civic groups. He is the father of Robert W. Beard, the Company’s Senior Vice President, Marketing & Sales and Investor Relations Officer.

Mr. Goldberg has served as a Director of the Company since July 2005. He currently is President of Goldhammer Advisory LLC, specializing in M&A and corporate finance matters, located in Coral Gables, Florida. He was previously CEO of Coral Gables based Sunbelt Diversified Enterprises LLC, a privately owned holding company that acquires and oversees the operations of various small cap companies in diverse industries. Prior to joining Sunbelt in 2006, he was Senior Vice President, Arrow Air II LLC, after having previously served as Chief Financial Officer of its affiliate Arrow Air, Inc., a Miami-based cargo airline with related logistics and leasing entities. Prior to joining Arrow Air in 2004, he was a partner at Maplewood Partners LP, a private equity firm based in Coral Gables, Florida. Mr. Goldberg served with Ryder System, Inc. and its subsidiaries for 12 years, from 2000 to 2001 and from 1987 to 1998, in positions including Senior Vice President of Corporate Finance, Vice President of Corporate Development, and Vice President and Treasurer of Ryder System, Inc.; and Chief Financial Officer of Ryder Transportation Services. From 1998 to 2000 he was Senior Vice President, Corporate Development of Republic Services, Inc., an environmental services company. Prior to joining the Ryder group, Mr. Goldberg held positions in the finance departments of Squibb Corporation and J.E. Seagram & Sons, Inc., having started his career at Manufacturers Hanover Trust in New York. He is a lecturer in finance at the undergraduate School of Business, University of Miami, as well as having been a guest lecturer at the Graduate School of Business in the area of mergers and acquisitions. Mr. Goldberg currently serves as Chairman of the Company’s Audit Committee.

Mr. Moore has served as a Director of the Company since May 2006. He currently is the President of Nat Moore & Associates Inc., an event management company located in Miami, and is the founder of The Nat Moore Foundation, a charitable organization that provides needed assistance to inner city organizations supporting sports teams and scholarships. A former professional football player with the Miami Dolphins, Mr. Moore is also the Director of Special Project, Alumni Affairs, for Miami Dolphins Limited and serves as Director of Pro Bowl Youth Clinics for the National Football League’s Special Events, and did the same for the Super Bowl Youth Clinics for 18 years. He also appears as a Color Analyst for the Miami Dolphins Preseason Games on 560 WQAM and the University of Florida, Breakfast with the Gators, and on other various football game broadcasts. He also has been a Color Analyst for Miami Hurricanes football broadcasts. Mr. Moore is a 13-year veteran of the Miami Dolphins football team and was the ninth inductee into the Miami Dolphins Ring of Honor. Mr. Moore currently serves on the Board of Directors of several other organizations, including Sun Trust Bank N.A., the Nat Moore Foundation, the Orange Bowl Committee, and the South Florida Golf Foundation. He currently serves as a member of the Company’s Audit Committee, Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee.

Mr. Mulkey has served as a Director of the Company since November 2002. He currently is the CEO and President of Mulkey & Associates, Inc., which provides consulting services specializing in transportation and logistics, business strategy, and real estate. He retired from Ryder System, Inc. in 1997 after 31 years of service, the last five years as President of Worldwide Logistics and as a member of the executive committee. Mr. Mulkey has served as a board and/or committee chairman in numerous organizations, including the American Trucking Association, and was the 1997 recipient of the Distinguished Service Award of the Council of Logistics Management which is the highest honor in the logistics industry. He currently serves as a Director of Cardinal Logistics Management, Inc., a private logistics and transportation company. Mr. Mulkey currently serves as a member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Mr. O’Connor has served as a Director of the Company since July 1999. Mr. O’Connor previously assisted in the reorganization and refinancing of the Company, and is one of its largest stockholders today. He is the Chairman of Cameron Associates, Inc., a financial communications firm he founded in 1976. Prior to 1976, he served in numerous positions over a 20-year period in the investment industry with Kidder Peabody and Bear Stearns. Mr. O’Connor serves as a Director of Fundamental Management Corporation, a private fund management company whose partnerships hold an investment in the Company. He also was a founder and Director of Atrix Laboratories, Inc., a publicly traded specialty pharmaceutical company focused on advanced drug delivery which was sold in 2004.

Mr. Picow has served as a Director of the Company since March 2001. Mr. Picow is the Vice Chairman and Chief Executive Officer of Eezinet Corporation, which is a private telecommunications company holding PCS licenses for cellular spectrum. He served as Chairman of Cenuco Inc. (which subsequently changed its name to Lander Co. Inc. and is now known as Ascendia Brands, Inc.), a public communications technology company, from April 2004 until its merger with Lander Co. Inc. Mr. Picow has served as a member of the board of directors of Cenuco (and now Ascendia) since July 2003, and as chief executive officer of the Cenuco Wireless division since 2005. From June 1996 to August 1997, he served as the Vice Chairman of Brightpoint, Inc., a publicly traded communications company, and was its President from June 1996 until October 1997. In 1981, Mr. Picow founded Allied Communications, Inc., the pioneer U.S. wireless electronics distributorship, serving 16 years as its Chairman, Chief Executive Officer and President until the 1996 merger of Allied and Brightpoint. Since May 2001, he has served as a Director of Fundamental Management Corporation, a private fund management company whose partnerships hold an investment in the Company. He also is a Director of Infosonics Corporation, a multinational telecommunications company, American Telecom Services, Inc., a provider of internet phone and prepaid long distance communications services, and serves on the Board of Trustees for the Children’s Place at Homesafe. Mr. Picow currently serves as a member of the Company’s Compensation Committee and its Nominating and Corporate Governance Committee.

Executive Officers

The following table sets forth the name and age of each of our executive officers, indicating all positions and offices presently held with the Company:

Name	Age	Position and Office
Richard E. Gathright	54	Chairman of the Board, Chief Executive Officer and President
Robert W. Beard	54	Senior Vice President, Marketing & Sales and Investor Relations Officer
Timothy E. Shaw	44	Senior Vice President, Information Services & Administration and Chief Information Officer
Michael S. Shore	40	Chief Financial Officer, Senior Vice President and Treasurer
Paul C. Vinger	38	Senior Vice President, Corporate Planning and Fleet Operations
E. Wayne Wetzel	61	Senior Vice President, Lubricants
Gary G. Williams	52	Senior Vice President, Commercial Operations
L. Patricia Messenbaugh	44	Vice President, Finance & Accounting and Chief Accounting Officer

Mr. Gathright has been Chief Executive Officer and President of the Company since November 2000, a Director since March 2001 and Chairman of the Board since November 2002. He is responsible for the management of all business affairs of the Company, reporting directly to the Board of Directors. For a detailed description of Mr. Gathright’s business experience, see “Management - Directors.”

Mr. Beard (Robert W.) has been Senior Vice President, Marketing & Sales and Investor Relations Officer of the Company since December 2006, responsible for all marketing and sales operations, and for investor relations; and from July 2005 to December 2006, he was Vice President, Corporate Development and Investor Relations Officer of the Company responsible for product line strategy and development, and for vendor and public relations. He was employed by Cendian Corporation, a chemical logistics subsidiary of Eastman Chemical Company, as Group Director of Client Development and Sales Support from 2004 to July 2005; and as Director of Business Marketing from 2001 to 2004. He was Senior Manager, Field Marketing for Ryder System, Inc. from 1994 to 2001. From 1986 to 1994, he was the Vice President of Marketing for Comdata Corporation. From 1985 to 1986, he was Manager of Vendor Relations for First Data Resources, a Division of American Express Travel Related Services Company. Mr. Beard also was employed by Ryder Systems from 1977 to 1985, serving in a number of positions including Manager, Vendor Relations, and as a General Manager and a Controller in its Truckstops of America Division. He is the son of Wendell R. Beard, a member of the Company’s Board of Directors.

Mr. Shaw has been Senior Vice President, Information Services & Administration and Chief Information Officer since December 2006, responsible for all information systems management and corporate administration; and from April 2006 to December 2006, he was Vice President, Information Systems Services and Chief Information Officer. From 1999 to April 2006 he was the Vice President of Information Services with Neff Corporation/Neff Rental LLC headquartered in Miami, one of the country’s largest construction rental companies. From 1998 to 1999, he served as Director, Retail and Distribution Systems for Fruehauf Trailer Services in St. Louis, MO. From 1997 to 1998, he was Manager, Service Center Mechanization, for Southwestern Bell in St. Louis. From 1994 to 1997, he was Manager, Information Systems with Aggregate Equipment in East Peoria, IL. From 1991 to 1994, he was Systems Engineer with Electronic Data Systems (EDS) in Troy, MI. From 1981 to 1991, he was a Manufacturing Engineer and Area Supervisor for McDonnell Douglas Corp. in St. Louis. Mr. Shaw has an extensive background in IT leadership, process engineering, business operations, implementing enterprise resource solutions, storm disaster recovery planning, public company IT systems Sarbanes-Oxley 404 implementation and compliance, and the integration of acquisitions.

Mr. Shore has been Chief Financial Officer, Senior Vice President and Treasurer of the Company since February 2002. He also was the Corporate Secretary from February 2002 to September 2005. Prior to joining the Company, he was CEO and President of Shore Strategic and Financial Consulting, providing financial and management services to corporate clients in the United States and Latin America. From 1998 to 2000, he served as Director Finance/Controller for the North American Zone Operations of Paris-based Club Mediterranee. From 1996 to 1998, he was Vice President of Finance/Controller for Interfoods of America, Inc., the largest Popeye’s Fried Chicken & Biscuits franchisee. From 1994 to 1996, he was the Manager of Accounting and Financial Reporting for Arby’s, Inc. Mr. Shore began his professional career in 1990 with Arthur Andersen & Company where he became a Senior Auditor. Mr. Shore has a diverse background in leading growth oriented public companies in mergers/acquisitions, capital formations, finance, treasury and accounting.

Mr. Vinger has been Senior Vice President, Corporate Planning and Fleet Operations of the Company since November 2002 and Vice President, Corporate Planning and Fleet Operations for the Company since August 2001, managing all fleet operations and fuel delivery functions, and additionally responsible for corporate planning and analysis; and from December 2000 to August 2001, he was Director of Corporate Planning. He was Senior Analyst of Corporate Planning and Finance for TransMontaigne Inc. from September 1998 to December 2000, responsible for operations and acquisitions analyses and the management of supply scheduling and product allocations. From 1997 to 1998, he was a Manager of Terminal Operations for TransMontaigne responsible for petroleum product and chemical terminals. From 1994 to 1997, he was a Research Associate for E. I. DuPont. From 1991 to 2001, Mr. Vinger served to the rank of Captain in the United States Military.

Mr. Wetzel has been Senior Vice President, Lubricants, of the Company since October 2005. From the acquisition of H & W Petroleum Company, Inc. (“H & W”) in October 2005 to December 2006, he was also the President and Chief Operating Officer of H & W. Prior to that time and since 1980, he was the President and Chief Executive Officer of H & W, of which he was also the co-founder in 1974. Under Mr. Wetzel’s leadership, H & W came to be recognized as one of the top ten distributors in the ExxonMobil (Lubricant) Network of Distributors. From 1974 to 1980, he served in various operating, sales and management positions with H & W. From 1966 to 1974, Mr. Wetzel served in positions of increasing responsibility with Harkrider Distributing Company, Inc. (“HDC”) an entity related to H &W by some common shareholder ownership. He became the Executive Vice President of HDC in 1979, a position that he also held after the formation of H & W and until the acquisition of the operating assets of HDC by H & W in September 2005. During his career, Mr. Wetzel has served on numerous lubricant industry advisory boards and councils, including the National Lubricants Distributors Advisory Council. He also served three years in the U. S. Army, including one tour in Vietnam with the First Air Calvary.

Mr. Williams has been Senior Vice President, Commercial Operations of the Company since February 2001. Since December 2006 he is responsible for product procurement and for inventory and price management, and prior to that time for marketing and sales and product procurement. From 1995 to February 2001, he was Vice President of Marketing for the supply, distribution and marketing subsidiary of TransMontaigne Inc., managing wholesale marketing functions in the Mid-Continent, Southeast and Mid-Atlantic and serving on that company’s senior risk management committee. From 1987 to 1995, he was Regional Manager for Kerr-McGee Refining Corporation, responsible for unbranded petroleum product sales in its southeastern United States 11-state marketing region. Mr. Williams was employed by Kenan Transport Company as its Tampa Assistant Terminal Manager from 1986 to 1987. He was General Manager of Crum’s Fuel Oil Service from 1980 to 1986.

Ms. Messenbaugh has been the Company’s Chief Accounting Officer and Principal Accounting Officer since October 2007 and its Vice President of Finance & Accounting since April 2007. Prior to joining the Company, Ms. Messenbaugh served as Director-Assistant Corporate Controller for NationsRent, Inc., a SEC reporting construction distribution company in Fort Lauderdale, from 2005 to 2006. From 2003 to 2005 Ms. Messenbaugh served as Corporate Controller of Workstream, Inc., a publicly traded software application service company. From 2001 to 2003 she was the Senior Corporate Accountant for publicly traded Mayors Jewelers Inc. From 1992 to 2000 Ms. Messenbaugh served with Interim Healthcare, Inc. and Interim Services, Inc., now known as Spherion Inc., a publicly traded company, where she last held the position of Senior Financial Analyst. From 1989 to 1991 she was a Financial Analyst for publicly traded, NationsBank, now known as Bank of America. She began her career with KPMG. Ms. Messenbaugh is a Certified Public Accountant and holds a Bachelors degree in Computer Science and a MBA degree, both from Oral Roberts University, Tulsa, Oklahoma.

CORPORATE GOVERNANCE

Independence

After considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that each of Messrs. Goldberg, Moore, Mulkey and Picow is independent from our management and qualifies as an “independent director” under the NASDAQ listing standards. This means that, in the judgment of the Board of Directors, none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the NASDAQ listing standards.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that applies to all of the Company’s employees, including its senior financial officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. Accordingly, the Code of Business Conduct is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Business Conduct, and accountability. The Company’s Code of Business Conduct is available on the Company’s website at http://www.mobilefueling.com. To access our corporate governance materials, click on “Investors” and then click on “Corporate Governance.”

Meetings and Committees of the Board of Directors

During the fiscal year ended June 30, 2008, the Board of Directors held five (5) meetings and took action by unanimous written consent seventeen (17) times. No incumbent director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

The standing committees of the Board of Directors are as follows: (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating and Corporate Governance Committee.

Audit Committee. Messrs. Goldberg, Moore and Mulkey currently serve on the Audit Committee, which met five (5) times and took action by unanimous written consent one (1) time during the fiscal year ended June 30, 2008. Each member of the Audit Committee is independent as defined in the NASDAQ listing standards. The duties and responsibilities of the Audit Committee include (a) the appointment of the Company’s auditors and any termination of such engagement, including the approval of fees paid for audit and non-audit services, (b) reviewing the plan and scope of audits, (c) reviewing the Company’s significant accounting policies and internal controls and (d) having general responsibility for oversight of related auditing matters. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors has determined that Mr. Goldberg qualifies as an “Audit Committee Financial Expert” as that term is defined by the Securities and Exchange Commission (the “SEC”). In addition, each member of the Audit Committee is financially literate, as required pursuant to the NASDAQ listing standards.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s website at http://www.mobilefueling.com. To access our corporate governance materials, click on “Investors” and then click on “Corporate Governance.”

Compensation Committee. Messrs. Moore, Mulkey and Picow currently serve on the Compensation Committee, which did not hold any meetings but took action by unanimous written consent six (6) times during the fiscal year ended June 30, 2008. Each member of the Compensation Committee is independent as defined in the NASDAQ listing standards. This Committee administers the 1996 and 2000 Stock Option Plans and has the power and authority to (a) determine the persons to be awarded options and the terms thereof and (b) construe and interpret the 1996 and 2000 Stock Option Plans. This Committee also is responsible for the final review and determination of compensation of the Chief Executive Officer and other executive officers. The compensation of executive officers other than the Chief Executive Officer generally is set by the Compensation Committee based on recommendations from the Chief Executive Officer and such other input as the Committee believes appropriate and necessary in each case.

The Compensation Committee has the authority to retain and terminate compensation consultants or other experts to assist the Committee in the evaluation of the Chief Executive Officer, his compensation or the compensation of any of the other executive officers. The Company has never engaged any compensation consultants or similar firms.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at http://www.mobilefueling.com. To access our corporate governance materials, click on “Investors” and then click on “Corporate Governance.”

Nominating and Corporate Governance Committee. Messrs. Moore, Mulkey and Picow currently serve on the Nominating and Corporate Governance Committee, which did not hold any meetings but took action by unanimous written consent one (1) time during the fiscal year ended June 30, 2008. Each member of the Nominating and Governance Committee is independent as defined in the NASDAQ listing standards.

This Committee is responsible for identifying individuals qualified to become directors of the Company, recommending to the Board of Directors director candidates to fill vacancies of the Board of Directors and to stand for election by the stockholders at the Annual Meeting of the Company, periodically assessing the performance of the Board of Directors, periodically reviewing and assessing the Company’s Code of Business Conduct, and reviewing and recommending to the Board of Directors appropriate corporate governance policies and procedures for the Company.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Company’s website at http://www.mobilefueling.com. To access our corporate governance materials, click on “Investors” and then click on “Corporate Governance.”

The Board of Directors will, as a matter of policy, give consideration to nominees for the Board that are recommended by stockholders. A stockholder who wishes to recommend a nominee should direct his or her recommendation in writing to the Company’s Corporate Secretary at the Company’s address. Stockholder recommendations will be evaluated under the same criteria as the Board of Director recommendations. The Company must receive the required notice (as defined below) by the date set forth in the prior year’s annual proxy statement under the heading “Shareholder Proposals” in order to be considered by the Nominating and Corporate Governance Committee in connection with the Company’s next annual meeting of stockholders.

Stockholders wishing to recommend a director candidate for service on the Board of Directors may do so by providing advance written notice to the Corporate Secretary. The notice must include the following information:

As to each proposed nominee:

•	the name, age, business address and residence address;

•	the principal occupation or employment;

•	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee; and

•
any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

As to the stockholder giving notice:

•	the name and record address of such stockholder;

•	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder;

•
a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•
any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

A nominee for director should be a person of integrity and must be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. The Nominating and Corporate Governance Committee will evaluate the independence of directors and potential directors, as well as their business experience, understanding of and experience in the industry, personal skills, or specialized skills or experience, relative to those of the then-current directors. The Nominating and Corporate Governance Committee also will consider issues involving possible conflicts of interest of directors or potential directors, the results of interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board of Directors, and the totality of the circumstances.

There were no nominee recommendations provided by stockholders for consideration for inclusion in this year’s proxy statement.

Director Attendance at Annual Meeting

All members of the Board of Directors are encouraged, but not required, to attend the annual meeting of stockholders. Each director attended the 2007 Annual Meeting of Stockholders held on December 7, 2007.

Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors may do so by addressing their correspondence to the Board of Directors at SMF Energy Corporation, Attention: Corporate Secretary, 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309. The Board of Directors has approved a process pursuant to which the Corporate Secretary shall review and forward correspondence to the appropriate director or group of directors for response.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who own more than ten percent of our Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all ownership reports they file with the SEC.

To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, during the period ended June 30, 2008, all required reports were timely filed.

Certain Relationships and Related Transactions

Mr. E. Wayne Wetzel, the Company’s Senior Vice President, Lubricants, was previously one of the owners of H & W Petroleum Company, Inc., which was acquired by the Company in 2005. The Company is currently indirectly obligated to Mr. Wetzel and various other former owners of H & W, including Mr. Wetzel’s spouse, Kay Wetzel, his children Quinton E. Wetzel and Peyton W. Wetzel and various members of his wife’s family, under four operating leases that expire September 30, 2010. The Company paid a total of $261,160 in rent on these leases during the fiscal year ended June 30, 2008. The properties are located in Houston, Lufkin, Freeport and Waxahachie, Texas. These leases were negotiated prior to the acquisition of H & W as part of an arm’s length transaction. The Company believes that the leases were entered into in good faith and on fair and reasonable terms.

C. Rodney O’Connor, a Director of the Company, also is Chairman of Cameron Associates, Inc., a financial consulting and investor relations public relations firm, that has provided investor relations services to the Company since 1997. During the fiscal year ended June 30, 2008, the Company paid $79,031 to Cameron Associates, Inc. for such services.

The Company believes that the foregoing transactions were entered into in good faith and on fair and reasonable terms that are no less favorable to the Company than those that would be available for comparable transactions in arm’s length dealings with unrelated third parties.

The Company’s Corporate Secretary, Louise P. Lungaro, became the spouse of Richard E. Gathright, the Company’s President and Chief Executive Officer during fiscal 2007. Ms. Lungaro has been employed by the Company since 2001. Even though she is not an executive officer, Ms. Lungaro’s compensation is determined by the Compensation Committee without the participation of Mr. Gathright.

The Company has a stated policy against any conflict of interest transaction in its Code of Business Conduct, which was most recently revised by the Board of Directors in March 2007. The Code of Business Conduct specifically prohibits officers, directors and employees from employment by, or investment in, any current or prospective customer, supplier or competitor of the Company. The Code of Business Conduct also prohibits acceptance of commissions, compensation or excessive gifts or entertainment from persons or firms with which the Company does or may do business, as well as any exploitation of a corporate opportunity for personal profit. Exceptions to the prohibitions on conflict of interest transactions may be made on a case-by-case basis to avoid undue hardship, such as investments made before employment or other pre-existing relationships.

The Audit Committee Charter includes a requirement for Audit Committee approval of any transaction involving the Company and a related party in which the parties’ relationship could enable the negotiation of terms on other than an independent, arm’s length basis. For these purposes, a “related party transaction” includes any transaction that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K. In making any determination concerning whether to approve a related party transaction, the Audit Committee is guided by the Company’s Code of Business Conduct. The Audit Committee Charter specifically provides that the Committee shall review with management actions taken to ensure compliance with the Code of Conduct. The Charter also requires the Committee to review any conduct of executive officers or directors that is alleged to be in violation or potential violation of the Code and, in appropriate instances, grant a waiver or exception for specific individuals. The Committee has the authority to cause the Company to take remedial, disciplinary or other measures against executive officers and directors who violate the Code of Conduct and to cause the prompt public disclosure of any waiver of or change to the Code as it relates to executive officers or directors.

Copies of the Code of Business Conduct and the Audit Committee Charter are available on the Company’s website at http://www.mobilefueling.com. To access these corporate governance materials, click on “Investors” and then click on “Corporate Governance.”

Report of the Audit Committee

[TO BE INSERTED]

AUDIT COMMITTEE

Steven R. Goldberg
Nat Moore
Larry S. Mulkey

Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of SMF Energy Corporation that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Form 10-K as filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

Nat Moore
Larry S. Mulkey
Robert S. Picow

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during fiscal 2008 was an officer, former officer or employee of the Company or had any financial relationship with the Company other than the compensation they received for serving as independent directors of the Company. None of the Company’s independent directors is an executive officer of a public company of which one of our executive officers is a director.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock and Preferred Stock by: (i) persons known to the Company to beneficially own more than 5% of its Common Stock and Preferred Stock, (ii) each of the Company’s directors, (iii) the Company’s principal executive officer, principal financial officer and its three other most highly compensated executive officers (the “Named Executive Officers”), and (iv) all directors and executive officers of the Company as a group.

	Common Stock Beneficially Owned(2)			Series A Convertible Preferred Stock Beneficially Owned(3)			Series B Convertible Preferred Stock Beneficially Owned(4)		Series C Convertible Preferred Stock Beneficially Owned(5)
Name and Address(1)	Shares		Percentage	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors and Named Executive Officers

Richard E. Gathright, Chairman of the Board, Chief Executive Officer and President	569,250	(6)	*	36	(25)	*	―	―	―	―

Robert W. Beard, Senior Vice President, Marketing & Sales and Investor Relations Officer	45,000	(7)	*	10		*	―	―	―	―

Timothy E. Shaw, Senior Vice President, Information Services & Administration and Chief Information Officer	41,000	(8)	*	10		*	―	―	―	―

Michael S. Shore, Chief Financial Officer, Senior Vice President and Treasurer	122,750	(9)	*	36		*	―	―	―	―

Paul C. Vinger, Senior Vice President, Corporate Planning and Fleet Operations	114,500	(10)	*	36		*	―	―	―	―

E. Wayne Wetzel, Senior Vice President, Lubricants	48,000	(11)	*	―		―	―	―	―	―

Wendell R. Beard, Director	47,150	(12)	*	―		―	―	―	―	―

Steven R. Goldberg, Director	33,150	(13)	*	―		―	―	―	―	―

Nat Moore, Director	31,175	(14)	*	―		―	―	―	―	―

Larry S. Mulkey, Director	40,025	(15)	*	―		―	―	―	―	―

C. Rodney O’Connor, Director	1,147,458	(16)	7.88	―		―	―	―	―	―

Robert S. Picow, Director	240,626	(17)	*	―		―	―	―	―	―

All directors and executive officers as a group (14 individuals)	2,603,584	(18)	17.89	137		*	―	―	―	―

	Common Stock Beneficially Owned(2)			Series A Convertible Preferred Stock Beneficially Owned(3)			Series B Convertible Preferred Stock Beneficially Owned(4)			Series C Convertible Preferred Stock Beneficially Owned(5)
Name and Address(1)	Shares		Percentage	Shares		Percentage	Shares		Percentage	Shares	Percentage
5% Beneficial Owners

Triage Capital Management LP	835,390	(19)	5.74	―		―	437		22.02	―	―

Leon Frenkel	781,520	(20)	5.37	―		―	306		15.42	―	―

Joshua Tree Capital Partners, LP	1,200,741	(21)	8.25	―		―	852		42.92	―	―

Fred C. Applegate Trust, Fred C. Applegate, Trustee	751,975	(22)	5.17	―		―	―		―	―	―

Fundamental Management Corporation	2,653,122	(23)	18.23	1,826	(25)	39.81	―		―	―	―

Kevin Hamilton	803,736	(24)	5.52	546	(26)	11.90	―		―	―	―

Frank J. Campbell, III	―		―	274		5.97	―		―	―	―

Robert Fisk	―		―	319		6.95	―		―	―	―

International Investments, LLC	―		―	―		―	170		8.56	―	―

Periscope Partners, LP	―		―	―		―	164	(28)	8.26	―	―

William R. and Patricia M. Coleman, JT	―		―	―		―	―		―	76	33.19

William Scott and Karen Kaplan Living Trust	―		―	―		―	―		―	153	66.81
————————
* Less than one percent.

(1)	The address of each of the officers and directors identified is c/o SMF Energy Corporation, 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309.

(2)
Based on 14,556,295 shares of Common Stock outstanding as of [July 9, 2008]. Pursuant to the rules of the Securities and Exchange Commission (the “Commission”), certain shares of Common Stock which a person has the right to acquire within 60 days of [July 9, 2008], pursuant to the exercise of stock options, warrants and conversion of convertible promissory notes and preferred stock, are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but not the percentage ownership of any other person.

(3)	Based on 4,587 shares of Series A Convertible Preferred Stock outstanding as of [July 9, 2008].

(4)	Based on 1,985 shares of Series B Convertible Preferred Stock outstanding as of [July 9, 2008].

(5)	Based on 229 shares of Series C Convertible Preferred Stock outstanding as of [August 22, 2008].

(6)
Includes 525,000 shares issuable upon exercise of options that are presently exercisable and 36,000 shares issuable upon conversion of the Series A Convertible Preferred Stock, which are issuable to Mr. Gathright and Louise P. Gathright, JTWROS.

(7)	Includes 35,000 shares issuable upon exercise of options that are presently exercisable and 10,000 shares issuable upon conversion of the Series A Convertible Preferred Stock.

(8)	Includes 31,000 shares issuable upon exercise of options that are presently exercisable and 10,000 shares issuable upon conversion of the Series A Convertible Preferred Stock.

(9)	Includes 85,000 shares issuable upon exercise of options that are presently exercisable and 36,000 shares issuable upon conversion of the Series A Convertible Preferred Stock.

(10)	Includes 76,000 shares issuable upon exercise of options that are presently exercisable and 36,000 shares issuable upon conversion of the Series A Convertible Preferred Stock.

(11)	Includes 48,000 shares issuable upon exercise of options that are presently exercisable.

(12)	Includes 43,150 shares issuable upon exercise of options that are presently exercisable.

(13)	Includes 33,150 shares issuable upon exercise of options that are presently exercisable.

(14)	Includes 31,175 shares issuable upon exercise of options that are presently exercisable.

(15)	Includes 40,025 shares issuable upon exercise of options that are presently exercisable.

(16)	Includes 43,150 shares issuable upon exercise of options that are presently exercisable.

(17)	Includes 43,150 shares issuable upon exercise of options that are presently exercisable.

(18)	Includes 1,127,800 shares of options that are presently exercisable and 137,000 shares issuable upon conversion of the Series A Convertible Preferred Stock.

(19)
Consists of 84,032 shares issuable upon the exercise of warrants that are presently exercisable, 314,358 shares issuable upon the conversion of certain promissory notes and 437,000 shares issuable upon conversion of the Series B Convertible Preferred Stock. Triage Capital Management LP has identified Leon Frenkel as the Managing Member of Triage Capital LF Group LLC, which acts as the general partner to a general partner of Triage Capital Management, LP. Mr. Frenkel disclaims beneficial ownership of the Company’s securities held by Triage except to the extent of his pecuniary interest therein. The address for Triage Capital Management LP is 401 City Ave., Ste. 800, Bala Cynwyd, PA 19004.

(20)
The shares consist of: (i) 78,767 shares issuable upon the conversion of certain promissory notes; (ii) 306,000 shares issuable upon conversion of the Series B Convertible Preferred Stock; (iii) 215,753 shares issuable to Mr. Frenkel’s IRA, FBO Leonid Frenkel, Pershing LLC (“IRA”) and (iv) 181,000 shares issuable to the IRA upon conversion of the Series A Convertible Preferred Stock. The address for Mr. Frenkel is 1600 Flat Rock Rd., Penn Valley, PA 19072.

(21)
Consists of 91,892 shares issuable upon the exercise of warrants that are presently exercisable, 256,849 shares issuable upon the conversion of certain promissory notes and 852,000 shares issuable upon conversion of the Series B Convertible Preferred Stock. The address for Joshua Tree Capital Partners, LP is One Maritime Plaza, Ste. 750, San Francisco, CA 94111.

(22)
Includes 102,956 shares issuable upon the exercise of warrants that are presently exercisable and 89,897 shares issuable upon the conversion of certain promissory notes. The address is P.O. Box 675205, Rancho Santa Fe, CA 922067.

(23)
The shares are held by Active Investors II, Ltd. (“Active II”) and Active Investors III, Ltd. (“Active III”), private funds managed by Fundamental Management Corporation (“Fundamental”). The shares consists of (i) 411,380 shares of Common Stock and 913,000 shares issuable upon conversion of the Series A Convertible Preferred Stock owned by Active II and (ii) 415,742 shares of Common Stock and 913,000 shares issuable upon conversion of the Series A Convertible Preferred Stock owned by Active III. Fundamental, it its capacity as the sole general partner of Active II and Active III, may be deemed to beneficially own the securities held by Active II and Active III. Messrs. O’Connor and Picow are two of our directors and are also directors and shareholders of Fundamental. Each of Messrs. O’Connor and Picow disclaim any beneficial ownership interest in these shares. The address for Fundamental is 8567 Coral Way, #138, Miami, FL 33155.

(24)
The shares consist of (i) 9,934 shares of Common stock, (ii) 7,802 shares issuable upon the exercise of warrants that are presently exercisable, (iii) 364,000 shares issuable to Kevin and Debra Hamilton, JTWROS, upon conversion of the Series A Convertible Preferred Stock, (iv) 200,000 shares of Common Stock owned by 1041 Partners, LP, (v) 40,000 shares issuable to 1041 Partners, LP upon the exercise of warrants that are presently exercisable, and (vi) 182,000 shares issuable to 1041 Partners, LP upon conversion of the Series A Convertible Preferred Stock. Mr. Hamilton is the general partner of 1041 Partners, LP and as such may be deemed to beneficially own the securities held by 1041 Partners, LP. The address for Mr. Hamilton is Box 111 Wycombe, PA 18980.

(25)	Mr. Gathright holds these 36 shares of Series A Convertible Preferred Stock with his wife, Louise P. Lungaro as JTWROS.

(26)
The shares are held by Active Investors II, Ltd. (“Active II”) and Active Investors III, Ltd. (“Active III”), private funds managed by Fundamental Management Corporation (“Fundamental”). The shares consists of (i) 913 shares of Series A Convertible Preferred Stock owned by Active II and (ii) 913 shares of Series A Convertible Preferred Stock owned by Active III. Fundamental, it its capacity as the sole general partner of Active II and Active III, may be deemed to beneficially own the securities held by Active II and Active III. Messrs. O’Connor and Picow are two of our directors and are also directors and shareholders of Fundamental. Each of Messrs. O’Connor and Picow disclaim any beneficial ownership interest in these shares. The address for Fundamental is 8567 Coral Way, #138, Miami, FL 33155.

(27)
The shares consist of (i) 364 shares of Series A Convertible Preferred Stock held by Kevin and Debra Hamilton, JTWROS and (ii) 182 shares of Series A Convertible Preferred Stock held by 1041 Partners, LP. Mr. Hamilton is the general partner of 1041 Partners, LP and as such may be deemed to beneficially own the securities held by 1041 Partners, LP. The address for Mr. Hamilton is Box 111 Wycombe, PA 18980.

(28)
Mr. Frenkel is the general partner of Periscope Partners L.P. Mr. Frenkel disclaims beneficial ownership of the Company’s securities held by Periscope except to the extent of this pecuniary interest therein.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation paid to our named executive officers for the fiscal year ended June 30, 2008 is shown in the Summary Compensation Table that follows this discussion. The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors, which is comprised of Messrs. Moore, Mulkey and Picow. As of the date hereof, in the judgment of our Board of Directors, each member of the Compensation Committee is independent as required by the NASDAQ listing standards. The following discussion and analysis by the Company, which has also been reviewed and approved by the Compensation Committee, analyzes the objectives and elements of our executive officer compensation policies and procedures for 2008.

Overall Program Objectives

The Company strives to attract, motivate, and retain high-quality executives by providing total compensation that is performance-based and competitive within the labor market in which the Company competes for executive talent. The Company’s compensation program is intended to align the interests of management with the interests of stockholders by linking pay with performance, thereby incentivizing performance and furthering the ultimate objective of improving stockholder value.

The Company, through its Compensation Committee, seeks to achieve these objectives through three key compensation elements:

•	Base salary;

•	Grants of long-term, equity based compensation in the form of stock options; and

•	Performance-based bonus.

In making compensation decisions with respect to each of these three elements of compensation, the Compensation Committee considers the competitive market for executives and the compensation levels provided by comparable companies in our industry.

The Compensation Committee does not attempt to set each compensation element for each executive within a specific range related to levels provided by industry peers. Instead, the Compensation Committee uses market comparisons as one factor— albeit a significant factor— in making compensation decisions. Other factors considered when making individual executive compensation decisions regarding each of the three key compensation elements include individual contribution and performance, reporting structure, internal pay relationships, complexity and importance of role and responsibility, leadership and growth potential. The performance of the Company overall can also be an overriding factor in making executive compensation decisions.

Elements of Compensation

Set forth below is a discussion of each element of compensation, what each element is designed to reward, the reason the Company pays each element, and how that element fits into the Company’s overall compensation philosophy.

Base Salary. The base salary for the named executive officers is intended to reflect job responsibilities, value to the Company and individual performance with respect to market competitiveness. These salaries are determined based on a variety of factors, including:

•	the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at comparable companies;

•	the expertise of the individual executive and his or her history with the Company; and

•	the competitiveness of the market for the executive’s services.

Base salary amounts are generally reviewed annually. The Compensation Committee sets the base salary level of the Company’s Chief Executive Officer, and, based on input from the Chief Executive Officer, of the other executive officers. Under the Chief Executive Officer’s employment agreement, as amended and restated in 2005, Mr. Gathright has a minimum annual base salary of $323,000, which salary may be increased if the Compensation Committee determines an increase is warranted under the circumstances. To date, the Compensation Committee has not elected to increase Mr. Gathright’s compensation above the minimum provided in his employment agreement.

None of the salaries of the other named executive officers were increased during fiscal 2008. To date, none of the salaries of any of the other named executive officers have been increased on account of their performance during fiscal 2008 or otherwise.

Long-term Incentive Compensation—Stock Options. The Company provides executive officers and other employees with long-term incentive compensation in the form of stock options. While it is the Company’s intent to provide awards on an annual basis, the decision to make any grants in a given year is typically performance based. The objective is to align compensation for executive officers over a multi-year period directly with the interests of stockholders of the Company by motivating and rewarding the creation and preservation of long-term stockholder value. The level of long-term incentive compensation is determined based on an evaluation of competitive factors in conjunction with total compensation provided to the executive officers and the goals of the compensation program.

Stock options produce value for executives only if our stock price increases over the exercise price, which is equal to the Fair Market Value (as determined under the Plan) of a share of stock on the Grant Date. Also, through vesting and forfeiture provisions, stock options serve to encourage executive officers to remain with the Company. Stock options grants are often made to executive officers and other employees in connection with new hires or promotions and, from time to time, as part of a broad series of grants to officers and key employees generally. There is, however, no specific time of year at which regular grants to executive officers or other existing employees are made. The most recent broad series of grants to employees, including executive officers, was made in October of 2007. Automatic grants are also made each quarter to members of the Board of Directors as compensation for service as directors.

Bonuses - Discretionary Cash Bonuses: The Company’s compensation program also provides for consideration of a discretionary cash bonus if the Committee believes that bonuses are justified under the circumstances. In making its judgment as to whether to give a discretionary cash bonus to an individual executive officer, the Committee considers the Company’s financial performance and the individual’s performance, as assessed by the Committee, with input from the Chief Executive Officer and, occasionally, other named executive officers, except as to any individual’s own performance or compensation. The objective of the Company’s cash bonus program is to compensate individuals based on the achievement of specific goals and achievements. Some of these goals or achievements may be specified prior to the period during which performance is evaluated but, generally speaking, there are no pre-established objective goals by which a cash bonus is to be measured. In most cases, cash bonuses are based upon a subjective analysis of performance and achievements that, in the Committee’s view, correlate closely with the growth of long-term stockholder value. Historically, the Committee has granted cash bonuses to executive officers only in rare circumstances based on extraordinary performance or achievements. As the Company’s overall performance improves in the future, however, the Committee expects that the frequency and the amount of cash bonuses will increase commensurately.

In making a determination as to whether to grant discretionary cash bonuses to named executive officers other than the Chief Executive Officer, the preliminary determination as to bonuses is typically based upon the recommendation of the Chief Executive Officer combined with the Committee’s assessment of each officer’s performance and, if individual goals are set at the beginning of the year, the achievement of those performance goals. The subjective assessments of the Committee and the Chief Executive Officer allow bonus decisions to take into account each named executive officer’s individual performance and unique contributions during the year. The bonus can then be adjusted up or down depending on the level of achievement of the individual’s objective performance goals, if any.

As noted above, the Compensation Committee has not generally set individual performance goals for the Chief Executive Officer or other individual named executive officers at the beginning of the fiscal year for purposes of calculating entitlement to base salary increases, discretionary cash bonuses or incentive compensation such as stock options. As the Company’s performance improves in the future, however, the Committee may elect to establish such individually tailored goals at the beginning of a fiscal year for purposes of measuring performance and determining compensation at year-end. In establishing any such performance objectives, the Committee would seek to provide incentives that would reward exceptional performance of job responsibilities, leadership, innovation, collaboration, the successful completion of particular projects, and other activities critical to creating long-term value for stockholders. The Compensation Committee does not utilize any objective overall Company performance goals for the year in determining whether to pay the Chief Executive Officer a cash bonus other than the bonus pool described below.

Mandatory Bonus Pool. Under the Chief Executive Officer’s employment agreement, as amended and restated in 2005, 10% of the Company’s pretax profits must be set aside in a bonus pool. That agreement provides that, in addition to and not as a replacement for any discretionary bonus payments and incentive compensation such as that described above, the Chief Executive Officer shall participate in an annual management incentive bonus pool equal to ten percent (10%) of the Company’s pre-tax earnings. If the Company does not achieve positive pre-tax earnings for any fiscal year, no bonus pool is established for that year. If there is a bonus pool, it is allocated among the Chief Executive Officer and such other officers of the Company as recommended by the Chief Executive Officer and approved by the Committee. While the Committee, in its sole discretion, determines the allocation of funds among the eligible participants, the agreement requires that the entire bonus pool be allocated each year. The agreement also requires the Company to pay any allocation made to the Chief Executive Officer within ninety days after the end of the fiscal year.

In light of the Company’s financial performance, no bonus pool has ever been created nor have any allocations from such a pool ever been made to Mr. Gathright or any other officer under the agreement.

The Compensation Committee intends to review the Company’s financial performance annually to determine whether it is appropriate to initiate the payment of regular annual bonuses to executive officers in addition to the mandatory bonus plan created by Mr. Gathtright’s employment agreement. In addition, the Committee plans to review both the annual bonus program and the long-term incentive program on an annual basis to ensure that the key elements of each program continue to meet the objectives previously discussed.

Compliance with Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation’s Chief Executive Officer and four other most highly compensated executive officers as of the end of the fiscal year. However, the statute exempts qualifying performance-based compensation from the $1 million deduction limit if certain requirements are met. While the Company has never paid compensation to an executive officer in an amount that would trigger the statute, the Compensation Committee nevertheless seeks, to the extent practicable, to design the components of compensation so that these requirements are met and full deductibility under Section 162(m) is allowed. The Compensation Committee believes, however, that stockholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee may from time to time approve elements of compensation for certain officers that are not fully deductible under Section 162(m).

Perquisites and Other Personal Benefits. The Company does not provide named executive officers with any significant perquisites or other personal benefits.

Retirement Plans. The Company does not provide any of its executive officers with pension benefits, deferred compensation or other similar plans other than a tax qualified 401(k) defined contribution plan in which an executive officer may be able to participate on the same terms as those generally offered to other employees. However, executive officers are currently prohibited from participating in the 401(k) defined contribution plan due to plan qualification rules that affect highly compensated employees.

Health and Insurance Benefits. The Company provides no health or insurance benefits to executive officers other than those generally offered to salaried employees. The executive officers are eligible to participate in Company-sponsored benefit programs on the same terms and conditions as those generally made available to salaried employees. Basic health benefits, life insurance, disability benefits and similar programs are provided to ensure that all employees have access to healthcare and income protection for themselves and their family members.

Process for Determining Executive Officer Compensation

In setting the amounts of each component of an executive officer’s compensation and considering their overall compensation package, the Committee considers the following factors:

Benchmarking. For executive officers, the Committee may consider the level of compensation paid to individuals in comparable executive positions of other similar companies of comparable size, such as small to midsize trucking, fueling and lubricants distribution companies. The Compensation Committee believes that these companies are the most appropriate for comparison because they are representative of the types of companies with which we compete to recruit and retain executive talent. In some cases, the Compensation Committee may review data on salary, annual cash incentive bonuses and equity compensation, as well as total compensation, from such other companies. In most cases, however, considering the Company’s limited resources and the rare situations in which salary increases or cash bonuses are considered, the information considered by the Committee has been limited to comparable salary information paid by a small group of competitors or comparable local businesses.

Internal Equity. The Compensation Committee considers the salary level for each executive officer and each position in overall management in order to reflect not only their relative value to the Company but also the market demand for the particular skills of the executive officer. In many cases, because of the burdens placed on public companies after the Sarbanes-Oxley Act of 2002, the market demand for executives with particular skills, such as information systems management and accounting, may be a greater consideration than their relative value to the Company’s business.

Individual Performance. The Compensation Committee considers the individual responsibilities and performance of each named executive officer. For the executive officers other than the Chief Executive Officer, the Compensation Committee’s evaluation is partially based on the Chief Executive Officer’s assessment of that individual’s performance. In the case of the Chief Executive Officer, the Compensation Committee alone judges his job performance.

Fiscal Year Ended June 30, 2008 Decisions. The Compensation Committee did not establish any objective performance goals for the Company’s individual executive officers for fiscal 2008 against which their entitlement to increased base salaries, discretionary cash bonuses or other incentive compensation, such as stock options, could be measured quantitatively at the end of fiscal 2008. The Committee did determine, however, that in light of the paucity of cash bonuses and other incentive compensation in recent years, it was necessary and appropriate to grant stock options to named executive officers and certain other employees in the fiscal year ended June 30, 2008. Accordingly, the Compensation Committee granted a total of 263,000 stock options to officers and other key employees whose performance has, in the Committee’s judgment, materially benefited the Company. The number of stock options awarded to the various executive officers other than the Chief Executive Officer was determined by the Committee after consultation with the Chief Executive Officer.

Of the 263,000 stock option granted in fiscal year ended June 30, 2008, the Compensation Committee granted a total of 175,000 stock options to five of its named executive officers on October 8, 2007. All of the options granted to the named executive officers were unvested ten year incentive stock options with an exercise price of $1.28 per share which is equal to the Fair Market Value (as determined under the Plan) of a share of stock on the Grant Date, vesting over three years, with forty percent vesting each of the first two years after the grant date and twenty percent vesting after the third year. Richard Gathright received 75,000 options, Paul Vinger and Michael Shore each received 40,000 options, and Robert Beard and Timothy Shaw each received 10,000 options.

The Compensation Committee has determined not to establish any objective performance criteria for the executive officers for fiscal 2009 other than the mandatory bonus pool established by the Chief Executive Officer’s employment agreement.

Summary Compensation

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers of the Company for services rendered to the Company for the fiscal years ended June 30, 2008 and 2007. These six officers are referred to as the named executive officers in this proxy statement.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($) (2)	Total ($)
Richard E. Gathright, Chairman of the Board, CEO and President	2008 2007	323,000 323,000	-0-	-0-	84,675 -0-	-0-	-0-	12,000 12,000	419,675 335,000
Michael S. Shore, CFO, Senior V.P. and Treasurer	2008 2007	175,000 175,000	-0-	-0-	45,160 -0-	-0-	-0-	12,000 12,000	232,160 187,000
Paul C. Vinger, Senior V.P., Corporate Planning and Fleet Operations	2008 2007	148,000 148,000	-0-	-0-	45,160 -0-	-0-	-0-	12,000 12,000	205,160 160,000
E. Wayne Wetzel, Senior V.P., Lubricants	2008 2007	200,000 203,846	-0-	-0-	0 -0-	-0-	-0-	8,400 8,561	208,400 212,407
Robert W. Beard, Senior V.P., Marketing & Sales and Investor Relations Officer	2008 2007	138,000 138,000	-0-	-0-	11,290 35,165	-0-	-0-	12,000 12,000	161,290 185,165
Timothy E. Shaw, Senior V.P., Information Services & Administration and Chief Information Officer	2008 2007	138,000 138,000	-0-	-0-	11,290 50,333	-0-	-0-	12,000 12,000	161,290 200,333

(1)
The amounts in this column reflect the aggregate grant date fair value under SFAS 123(R) of awards made during the fiscal years ended June 30, 2008 and 2007. The assumptions we use in calculating these amounts are discussed in Note 2 - Summary of Significant Accounting Policies on Stock-Based Compensation to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended June 30, 2007.

(2)	The amounts in this column reflect the annual automobile allowance.

Grants of Plan-Based Awards

The following table discloses the actual number of stock options granted to the named executive officers for the fiscal year ended June 30, 2008.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	All Other Option Awards: Number of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)
Richard E. Gathright, Chairman of the Board, CEO and President	10/08/07	—	—	—	—	—	—	—	75,000	$1.28
Michael S. Shore, CFO, Senior V.P. and Treasurer	10/08/07	—	—	—	—	—	—	—	40,000	$1.28
Paul C. Vinger, Senior V.P., Corporate Planning and Fleet Operations	10/08/07	—	—	—	—	—	—	—	40,000	$1.28
E. Wayne Wetzel, Senior V.P., Lubricants	—	—	—	—	—	—	—	—	—	—
Robert W. Beard, Senior V.P., Marketing & Sales and Investor Relations Officer	10/08/07	—	—	—	—	—	—	—	10,000	$1.28
Timothy E. Shaw, Senior V.P., Information Services & Administration and Chief Information Officer	10/08/07	—	—	—	—	—	—	—	10,000	$1.28

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding stock options held by the named executive officers as of the fiscal year ending June 30, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard E. Gathright, Chairman of the Board, CEO and President	500,000 25,000	0 0 75,000	0	1.50 1.45 1.28	12/21/2010 10/12/2014 10/8/2017	0	0	0	0
Michael S. Shore, CFO, Senior V.P. and Treasurer	60,000 25,000	0 0 40,000	0	1.07 1.45 1.28	2/12/2012 10/12/2014 10/8/2017	0	0	0	0
Paul C. Vinger, Senior V.P., Corporate Planning and Fleet Operations	1,000 50,000 25,000	0 0 0 40,000	0	1.50 1.50 1.45 1.28	12/28/2010 9/24/2011 10/12/2014 10/8/2017	0	0	0	0
E. Wayne Wetzel, Senior V.P., Lubricants	48,000	32,000	0	3.60	10/1/2015	0	0	0	0
Robert W. Beard, Senior V.P., Marketing & Sales and Investor Relations Officer	30,000 5,000	20,000 20,000 10,000	0	2.37 1.55 1.28	7/21/2015 12/8/2016 10/8/2017	0	0	0	0
Timothy E. Shaw, Senior V.P., Information Services & Administration and Chief Information Officer	24,000 2,000 5,000	16,000 8,000 20,000 10,000	0	2.98 1.70 1.55 1.28	4/6/2016 10/11/2016 12/8/2016 10/8/2017	0	0	0	0

Option Exercises and Stock Vested

During the fiscal year ended June 30, 2008, no amounts were received by the named executive officers upon exercise or vesting of stock options.

Potential Payments Upon Termination of Employment or Change in Control

The Company has no agreements with any of its named executive officers or with any other person that would require the Company to make any payments or provide any other consideration in the event of a transaction or other event resulting in a change in control of the Company.

Chief Executive Officer. The Company entered into an employment agreement (the “Agreement”) with Richard E. Gathright, its Chief Executive Officer, on October 26, 2000, pursuant to which Mr. Gathright serves as Chief Executive Officer and President of the Company. That Agreement had a term of three years, commencing on October 26, 2000. On September 25, 2003, the Company and Mr. Gathright amended the terms of the Agreement extending it from three to four years and increasing his annual base salary to $323,000. On September 23, 2004, the Company and Mr. Gathright extended the term of the Agreement until October 31, 2005. In March 2005, the Agreement was amended and restated and further extended to February 28, 2006, and providing for automatic one year extensions thereafter unless either party gives notice of intent not to renew prior to such extension. As amended and restated, the Agreement provides for a minimum annual base salary of $323,000, participation, with other members of management, in a bonus program whereby up to 10% of the Company’s pretax profits will be set aside for bonus payments, and the grant of 500,000 options to purchase shares of the Company’s Common Stock at a price of $1.50 per share. By its terms, Mr. Gathright’s employment agreement is automatically renewed on an annual basis.

However, the Company may terminate Mr. Gathright’s employment agreement at any time and for any reason. If the Agreement is terminated by the Company without cause, Mr. Gathright shall be due a severance payment equal to the greater of all base salary payable through the remaining term of the Agreement or eighteen months base salary. At the end of fiscal 2008, the greater amount would be the eighteen months salary, or $484,500. The agreement provides that the severance payment, which may be paid in a lump sum or ratably over the term on which the payment was calculated, as the Company elects, is subject to the limitations on severance payments imposed by the American Jobs Creation Act of 1986 and Section 409A of the Internal Revenue Code. Those limits would generally require that the $484,500 cannot be paid to Mr. Gathright until six months after the termination of his employment. The agreement provides, however, that if Mr. Gathright’s severance payments are so deferred, however, he will not be bound by the post-employment restrictions on non-competitive employment during the period of time that no payments are made, provided, however, that the Company has the option of electing, at the time of termination, to pay Mr. Gathright an amount equal to his salary for such six month period, or $161,500, in exchange for his being immediately bound by the non-competition covenant. Because the Agreement provides that such an election by the Company also causes the maximum severance benefit payable to Mr. Gathright to be reduced to twelve months base salary rather than eighteen months base salary, the maximum amount of cash payments that would be made to Mr. Gathright after a termination for cause would remain at $484,500. If the agreement is terminated for cause, Mr. Gathright will not be entitled to the severance payments specified in the Agreement. Termination of the agreement on account of Mr. Gathright’s death or disability is treated as a termination without cause so the severance payment would be $484,500 in either event.

Mr. Gathright’s agreement also provides that he is entitled to receive certain severance benefits upon a termination without cause for the same period of time for which he is entitled to severance payments, though severance benefits may not be paid in a lump sum like severance payments. In particular, Mr. Gathright would be entitled to receive, at the Company’s expense, health insurance, an automobile allowance and all other employee benefits for a period of eighteen months after a termination without cause. If it is assumed that the Company’s cost for the health insurance averages $1,500 per month over the eighteen month period, that Mr. Gathright’s automobile allowance remains at the current level of $1,000 per month specified in the agreement, that his reimbursement for continuing education expenses are $1,000 per year and that his entitlement to other miscellaneous employee benefits does not exceed $2,500 per year, then the value of the severance benefits to Mr. Gathright for the eighteen month period would be $51,250.

These estimate of the value of Mr. Gathright’s severance payments and severance benefits upon a termination without cause are “forward looking statements” which may prove to be inaccurate because they are based upon assumptions that may not prove to be correct. While the Company believes that all of those assumptions are reasonable and does not believe that it has not made any other assumptions other than those expressly stated above, stockholders and others should not rely on the accuracy of any forward looking statements in making a decision with respect to the purchase or sale of the Company’s securities or how to vote their shares of the Company’s stock.

E. Wayne Wetzel. When the Company acquired H & W Petroleum Company, Inc. in October 2005, it entered into an employment agreement with E. Wayne Wetzel, who was the President and former owner of H & W prior to the acquisition, to continue in that role and to serve as Senior Vice President of Lubricants for the Company.  The five year agreement provides for an annual salary of $200,000 and a $700 monthly car allowance.  Under the agreement, the Company may not terminate Mr. Wetzel’s employment before September 30, 2008 except for cause.  While the Company may terminate Mr. Wetzel’s employment without cause after that date, if such termination occurs before September 30, 2010, the Company must engage him as a consultant to the Company for at least one (1) year after the termination at rate of $200 per hour for at least 20 hours per week, or $208,000.  During the consulting period, Mr. Wetzel would continue to participate in the Company’s health insurance plan, or comparable COBRA benefits, for the same cost that he would pay if he were still an employee of the Company.  Accordingly, the Company believes that the total payments due to Mr. Wetzel upon a termination of his employment by the Company without cause at the end of fiscal 2008 would have been approximately $271,975, comprised of $50,000 for unpaid salary through September 30, 2008, $2,100 in automobile allowance through that date, $208,000 for consulting services, $11,250 in health insurance contributions (based on an average employer contribution of $750 during the 15 month period ending September 30, 2009) and $625 in miscellaneous employee benefits (based on annual cost of $2,500 over the 3 month period ending September 30, 2008. Of that amount, however, $208,000 would only be paid if Mr. Wetzel in fact provides the consulting services or the Company declines to accept such services.

As the term of Mr. Wetzel’s agreement passes, the amount payable for a termination without cause declines.

Under the agreement, if Mr. Wetzel’s employment is terminated by the Company prior to September 30, 2008, because of disability, the Company would be required to engage him as a consultant for six months after termination on the same terms described above, for a total estimated cost of $104,000. If Mr. Wetzel dies prior to that date, the agreement provides that his estate is to receive at least $100,000 in proceeds from a Company supplied insurance policy on his life, the cost of which is included in the $2,500 in miscellaneous benefits described above.

Michael S. Shore. By letter agreement dated February 7, 2002, the Company and Mr. Shore agreed to his employment as the Company’s Chief Financial Officer and Senior Vice President at an initial base salary of $125,000 per annum. The letter agreement also provides that the Company will give Mr. Shore six months notice prior to terminating his employment without cause and that Mr. Shore will give a corresponding six month notice to the Company prior to any resignation. As of the end of fiscal 2008, Mr. Shore’s base salary was $175,000. The Company therefore estimates its liability for terminating Mr. Shore’s employment at the end of fiscal 2008 would have been no greater than $97,750, comprised of a maximum of $87,500 for six months salary, $6,000 in auto allowance, $3,000 in employer health insurance contributions (based on an average of $500 per month over a 6 month period) and $1,250 in miscellaneous employee benefits (based on a $2,500 annual estimate of such benefits). Mr. Shore’s entitlement to such payments and compensation would, however, require him to continue to provide services as a full time employee for the six month period unless the Company declines to accept those services.

Other Named Executive Officers. None of the other named executive officers have entered into any written agreements with respect to the termination of their employment by the Company except that Paul Vinger and the Company intend to abide by an informal agreement with respect to notice of termination substantially identical to the agreement between Mr. Shore and the Company. Accordingly, the Company estimates its liability for terminating Mr. Vinger’s employment at the end of fiscal 2008 would have been no greater than $84,250, comprised of a maximum of $74,000 for six months salary, $6,000 in auto allowance, $3,000 in employer health insurance contributions (based on an average of $500 per month over a 6 month period) and $1,250 in miscellaneous employee benefits (based on a $2,500 annual estimate of such benefits). Like Mr. Shore, Mr. Vinger’s entitlement to such payments and compensation would, however, require him to continue to provide services as a full time employee for the six month period unless the Company declines to accept those services.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Company compensates each non-employee director with a director’s fee of $2,000 per quarter. In addition, the Company’s directors are reimbursed for any out-of-pocket expense incurred by them for attendance at meetings of the Board of Directors or committees thereof. Because Mr. Goldberg serves as Chairman of the Audit Committee, he receives an additional fee of $4,000 per quarter. Because Mr. Moore serves as Chairman of the Compensation and Nominating and Corporate Governance Committees, he receives additional fees of $2,500 and $1,500 per quarter, respectively, for serving as Chairman of these committees.

Each non-employee who served as a member of the Company’s Board of Directors as of May 10, 2001, the effective date of the Directors Plan, and each non-employee who is elected or otherwise appointed as one of the Company’s directors thereafter, received a fully vested option to purchase 20,000 shares of stock at an exercise price which was equal to the Fair Market Value (as determined under the Plan) of a share of stock on the Grant Date. In addition, on the last day of each fiscal quarter while the Directors Plan is in effect, each non-employee director receives an additional grant of an option to purchase 1,500 shares at an exercise price which is equal to the Fair Market Value (as determined under the Plan) of a share of stock on the Grant Date. Prior to March 31, 2007, the grant was 725 shares. Further, in accordance with the Directors Plan, additional options may be granted to non-employee directors from time to time on a discretionary basis.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee Directors during the fiscal year ended June 30, 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
Wendell R. Beard	24,000 (3)	0	4,493	0	0	0	28,493
Steven R. Goldberg	24,000 (4)	0	4,493	0	0	0	28,493
Nat Moore	34,000 (5)	0	4,493	0	0	0	38,493
Larry S. Mulkey	8,000	0	4,493	0	0	355	12,848
C. Rodney O’Connor	8,000	0	4,493	0	0	862	13,355
Robert S. Picow	8,000	0	4,493	0	0	0	12,493

(1)
The amounts in this column reflect the aggregate grant date fair value under SFAS 123(R) of awards made during the fiscal year ended June 30, 2008. The assumptions we use in calculating these amounts are discussed in Note 2 - Summary of Significant Accounting Policies on Stock-Based Compensation to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended June 30, 2007.
The aggregate number of outstanding option awards for each director as of June 30, 2008, was as follows: Mr. Beard - 43,150 options; Mr. Goldberg - 33,150 options; Mr. Moore - 31,175 options; Mr. Mulkey - 40,025 options; Mr. O’Connor - 43,150 options; and Mr. Picow - 43,150 options.

(2)	This column represents reimbursable out-of-pocket expenses incurred in connection with activities as a Director.

(3)	Includes a $4,000 payment per quarter for management consultation and oversight duties.

(4)	Includes a $4,000 payment per quarter for duties as the Chairman of the Audit Committee.

(5)
Includes a $2,500 payment per quarter for duties as the Chairman of the Compensation Committee, a $1,500 payment per quarter as Chairman of the Nominating & Corporate Governance Committee and $10,000 earned in prior fiscal year but paid this fiscal year.

Securities Authorized for Issuance under Equity Compensation Plans

EQUITY COMPENSATION PLAN INFORMATION AT JUNE 30, 2008

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1996 Employee Stock Option Plan - 42,052 2000 Employee Stock Option Plan - 1,605,400(1) 2001 Directors Stock Option Plan - 349,650	$ 5.92 $ 1.67 $ 1.66	-0- 261,053 350
Equity compensation plans not approved by security holders	Not Applicable	Not Applicable	Not Applicable
Total	1,997,102	$ 1.76	261,403

(1)
Under the 2000 Plan, 1,000,000 shares of Common Stock are reserved for issuance upon the exercise of options, with the amount reserved being increased each year by ten percent of the total shares subject to the 2000 Plan at the end of the previous calendar year.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

STOCKHOLDER PROPOSALS

Stockholders interested in presenting a proposal for consideration at our 2009 annual meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended, and our Bylaws. Shareholder proposals must be submitted, in writing, to the Corporate Secretary of the Company at 200 West Cypress Road, Suite 400, Fort Lauderdale, Florida 33309. To be eligible for inclusion in our proxy statement and form of proxy relating to the 2009 annual meeting, our Corporate Secretary must receive shareholder proposals no later than August 21, 2009. If the date of the 2009 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the November 20, 2008 annual meeting, any such proposals must be submitted no later than the close of business on the later of the 90th day prior to the 2009 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You can obtain a copy of the Company’s Bylaws by writing to the Corporate Secretary at the address stated above.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

By Order of the Board of Directors

LOUISE P. LUNGARO
Secretary

Ft. Lauderdale, Florida
[August 29, 2008]

APPENDIX A
CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
OF
SMF ENERGY CORPORATION

SMF ENERGY CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of this corporation is SMF Energy Corporation.

SECOND: The Certificate of Incorporation of the corporation, filed on October 6, 2006 and amended by the Certificate of Amendment to the Certificate of Incorporation filed on February 12, 2007 (collectively, the “Certificate”), shall be amended as set forth in this Certificate of Amendment.

THIRD: The Board of Directors of SMF Energy Corporation, by the unanimous consent of its members, adopted resolutions declaring advisable the following amendment to the Certificate of Incorporation:

Article 4 of the Certificate is amended by adding the following section to the end of Article 4:

“(c) Effective as of [ * ], Eastern Time, on [ * ], (the “Effective Date”), each [ * ] shares of the Company’s Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share, of the Company. No fractional shares shall be issued in connection with the reverse split and in lieu thereof, a whole share shall be issued in lieu of any fractional shares.”

FOURTH: This Certificate of Amendment and the amendments set forth herein have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SMF Energy Corporation has caused this certificate to be signed by Richard E. Gathright, its Chief Executive Officer and President, this ____ day of ______, 200__.

SMF Energy Corporation

By:
Richard E. Gathright, Chief Executive Officer and President

APPENDIX B

_______________________________________

SMF ENERGY CORPORATION
2001 DIRECTOR STOCK OPTION PLAN

As Amended and Restated on November 20, 2008
_______________________________________

1. Purpose. The purpose of this Plan is to advance the interests of SMF Energy Corporation., a Delaware (the “Company”), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent directors whose efforts and judgment are important to the success of the Company and its Subsidiaries, through the encouragement of stock ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(c) “Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share.

(d) “Company” shall mean SMF Energy Corporation, a Delaware corporation.

(e) “Director” shall mean a member of the Board.

(f) “Effective Date” shall mean May 10, 2001.

(g) “Eligible Director” shall mean any person who is a member of the Board and who is not an employee, full time or part time, of the Company or any Subsidiary.

(h) “Fair Market Value” of a Share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding the date of reference unless the Board in its discretion shall determine otherwise in a fair and uniform manner, provided that any such determination shall comply with the requirements of Treasury Regulations § 1.409A-1(b)(5)(iv)(A). For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

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(i) “Initial Election Date” shall mean, with respect to an individual who becomes an Eligible Director on or after the Effective Date of the Plan, the date on which such individual is elected as a member of the Board.

(j) “Option” (when capitalized) shall mean any option granted under this Plan.

(k) “Option Agreement” means the agreement between the Company and the Optionee for the grant of an option.

(l) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(m) “Plan” shall mean this 2001 Director Stock Option Plan for the Company.

(n) “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o) “Share” shall mean a share of Common Stock.

(p) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares Available for Option Grants. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from the Company’s authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

4. Grants of Options.

(a) Each individual who is an Eligible Director on the Effective Date shall be granted on the Effective Date an Option to purchase 20,000 Shares. Each individual who becomes an Eligible Director after the Effective Date shall receive a grant of an Option to purchase 20,000 Shares on his or her Initial Election Date.

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(b) On the last day of each fiscal quarter of the Company while this Plan is in effect, each then Eligible Director shall receive a grant of an Option to purchase 1,500 Shares.

(c) The Board, in its sole discretion, may from time to time grant additional Options to Eligible Directors to purchase Shares pursuant to the terms of the Plan.

(d) Upon the grant of each Option under this Plan, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date, the number of Shares subject to the Option, and the exercise price and shall include or incorporate by reference the substance of this Plan and such other terms and provisions consistent with this Plan as the Board may determine.

5. Exercise Price. The exercise price per Share of any Option granted pursuant to Sections 4(a) and (b) hereof shall be the Fair Market Value of a Share on the date such Option is granted. The exercise price per Share of any other Option granted under the Plan shall be any price determined by the Board, but shall not be less than the Fair Market Value of a Share on the date such Option is granted.

6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option and (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price shall be determined by the Board and may in the discretion of the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a “cashless exercise” procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Board deems appropriate, or by a combination of the above. The Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 9 hereof.

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7. Exercisability of Options. Each Option granted under Section 4(a) and (b) hereof shall be immediately exercisable. Each Option granted under Section 4c hereof shall become exercisable in such amounts, at such intervals and upon such terms as the Board shall provide in an Option Agreement. The expiration date of an Option granted under Section 4(a) and (b) hereof shall be 10 years from the date of grant of the Option. The expiration date of an Option granted pursuant to Section 4c hereof shall be determined by the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

8. Termination of Option Period.

(a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) immediately upon the removal of the Optionee as a director for Cause which, for purposes of this Plan, shall mean the removal of the Optionee as a director by reason of any act by the Optionee of (x) fraud or intentional misrepresentation, (y) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary or (z) willful misconduct or gross negligence;

(ii) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders, other than a claim for indemnification, whether by contract or under applicable law; or

(iii) ten (10) years from the date of grant of the Option.

(b) The Board in its sole discretion may by written notice (“Cancellation Notice”) cancel any Option that remains unexercised on the date of any of the following corporate transactions:

(i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

(ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

The Cancellation Notice shall be given to the Optionees a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

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9. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustments shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price, and appropriate adjustment shall be made in the number of Shares with respect to which Options are required to be granted pursuant to Section 4(a) and (b) hereof; provided, however, that no adjustment will be made pursuant to this Section 10(a)(ii) that will cause the ratio of the exercise price per Share to the Fair Market Value of the Shares subject to an Option (the “Exercise Price-Value Ratio”) immediately after such adjustment to be greater than the Exercise Price-Value Ratio immediately prior to such adjustment.

(b) Unless otherwise provided in any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board’s sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan; provided, however, that any such change shall not:

(i)  reduce the exercise price of an Option below the Fair Market Value of the Share subject to such Option on the date of issuance of the Option;

(ii) modify the Option within the meaning of Treasury Regulations § 1.409A-1(b)(5)(v)(B); or

(iii) create a feature for the deferral of compensation that is inconsistent with Treasury Regulations § 1.409A-1(b)(5).

(c) In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company’s shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right provided such assumption or substitution is in accordance with Treasury Regulations § 1.409A-1(b)(5)(v)(D). If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 8(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

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(d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

(e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10. Transferability of Options. Unless the prior written consent of the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of an Option that has been assigned or transferred with the prior written consent of the Board, only by the permitted assignee.

11. Issuance of Shares.

(a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

(b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings as the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Board to be applicable to the issuance and transfer of such Shares.

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12. Administration of the Plan. The Plan shall be administered by the Board which shall have the authority to adopt such rules and regulations, and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan. Any and all decisions or determinations of the Board shall be made either (i) by a majority vote of the members of the Board at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Board.

13. Interpretation.

(a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b) This Plan shall be governed by the laws of the State of Delaware.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

14. Amendment and Discontinuation of the Plan. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 8 and 9 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

15. Section 409A Savings Clause. It is the intention of the parties that compensation or benefits payable under this Agreement not be subject to the additional tax imposed pursuant to Section 409A of the Code. To the extent such potential payments or benefits could become subject to such Section, the parties shall cooperate to amend this Agreement with the goal of giving Executive the economic benefits described herein in a manner that does not result in such tax being imposed.

16. Termination Date. The Plan shall terminate on the 10th anniversary of the Effective Date.

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APPENDIX C

_______________________________________

SMF ENERGY CORPORATION
2000 STOCK OPTION PLAN

As Amended and Restated on November 20, 2008
_______________________________________

1. Purpose. The purpose of this Plan is to advance the interests of SMF Energy Corporation, a Delaware corporation (the “Company”), and its Subsidiaries by providing an additional in-centive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely depen-dent, through the encouragement of stock ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(c) “Committee” shall mean the com-mittee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

(d) “Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share.

(e) “Company” shall mean SMF Energy Corporation, a Delaware corporation.

(f) “Director” shall mean a member of the Board.

(g) “Effective Date” shall mean December 21, 2000.

(h) “Fair Market Value” of a Share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform man-ner, provided that any such determination shall comply with the requirements of Treasury Regulations § 1.409A-1(b)(5)(iv)(A). For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any news-paper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemi-nation of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quota-tions for the Common Stock as reported by the National Quota-tion Bureau, Incor-porated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

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(i) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(j) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(k) “Officer” shall mean the Company’s Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this para-graph, the phrase “policy-making function” does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) the Company identifies a person as an “executive officer,” the person so identified shall be deemed an “Officer” even though such person may not otherwise be an “Officer” pursuant to the foregoing provisions of this paragraph.

(l) “Option” (when capitalized) shall mean any option granted under this Plan.

(m) “Option Agreement” means the agreement between the Company and the Optionee for the grant of an option.

(n) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(o) “Outside Director” shall mean a member of the Board who qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a “Non-Employee Director” under Rule 16b-3 promulgated under the Securities Exchange Act.

(p) “Plan” shall mean this 2000 Stock Option Plan for the Company.

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(q) “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Share” shall mean a share of Common Stock.

(s) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares Available for Option Grants. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to Two Million Five Hundred Thousand (2,500,000) Shares from the Company’s authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

4. Incentive and Non-Qualified Options.

(a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as deter-mined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

(b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desir-able by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those per-sons selected by the Committee or the Board from the class of all regular employees of , or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

(b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recom-mendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appro-priate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in install-ments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the con-tinued employment of the Optionee for a specified period of time, pro-vided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

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(c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

(d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

(e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 750,000, subject to adjustment as provided in Section 10 hereof.

6. Option Price. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, how-ever, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

7. Exercise of Options. An Option shall be deemed exer-cised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a “cashless exercise” procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee’s tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guar-antee a loan to an Optionee, or other-wise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be colla-teralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company’s princi-pal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjust-ment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

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8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

(a) The expiration date of an Option shall be deter-mined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b) Unless otherwise provided in any Option, each outstand-ing Option shall become immediately fully exercisable in the event of a “Change in Control” or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term “Change in Control” shall mean:

(i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

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(ii) Individuals who, as of the date on which the Option is granted, hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) The acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or “group” that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

(c) The Committee or the Board may in its sole discretion, accel-erate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatical-ly and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s employ-ment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee’s employment by reason of the Optionee’s willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satis-factory to the Committee, or (C) death of the Optionee;

(ii) immediately upon the termination of the Optionee’s employment for Cause;

(iii) twelve months after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satis-fac-tory to the Committee or the Board;

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(iv) (A) twelve months after the date of ter-mination of the Optionee’s employment by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Sub-section 9(a)(iii) hereof; or

(v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders.

All references herein to the termination of the Optionee’s employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee’s service with the Company.

(b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

10. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexer-cised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recap-italization resulting in a stock split-up, combination or ex-change of Shares, then and in that event:

(i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company’s issued and outstand-ing Shares shall con-tinue to be subject to being so optioned; and

(ii) the Board or the Committee may, in its discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percen-tage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; provided, however, that no change will be made pursuant to this Section 10(a)(ii) that will cause the ratio of the exercise price per Share to the Fair Market Value of the Shares subject to an Option (the “Exercise Price-Value Ratio”) immediately after such adjustment to be greater than the Exercise Price-Value Ratio immediately prior to such adjustment

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(b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan; provided, however, that any such change shall not:

(i)  reduce the exercise price of an Option below the Fair Market Value of the Share subject to such Option on the date of issuance of the Option;

(ii) modify the Option within the meaning of Treasury Regulations § 1.409A-1(b)(5)(v)(B); or

(iii) create a feature for the deferral of compensation that is inconsistent with Treasury Regulations § 1.409A-1(b)(5).

(c) In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company’s shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right; provided such assumption or substitution is in accordance with Treasury Regulations § 1.409A-1(b)(5)(v)(D). If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

(d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjust-ment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

(e) Without limiting the generality of the fore-going, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjust-ments, recapitaliza-tions, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dis-solu-tion or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

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11. Transferability of Options and Shares.

(a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

(b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

12. Issuance of Shares.

(a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

(b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the follow-ing:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for invest-ment and not with a view to, or for sale in connection with, the distribu-tion of any such Shares; and

(ii) a representation, warranty and/or agree-ment to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provi-sions of any securities laws deemed by the Com-mittee or the Board to be applicable to the issuance and transfer of those Shares.

13. Administration of the Plan.

(a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the “Committee”) which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

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(b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

(c) The Committee or the Board, from time to time, may adopt rules and regula-tions for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its inter-pretation and construction of any provision of the Plan or any Option Agreement, shall be final and con-clusive.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Com-mittee.

14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

15. Interpretation.

(a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remain-ing provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

(c) This Plan shall be governed by the laws of the State of Delaware.

(d) Headings contained in this Plan are for conveni-ence only and shall in no manner be construed as part of this Plan.

(e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

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16. Amendment and Discontinuation of the Plan. The Com-mittee or the Board may from time to time amend, suspend or terminate the Plan or any Option; pro-vided, however, that, any amendment to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued here-under shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

17. Section 409A Savings Clause. It is the intention of the parties that compensation or benefits payable under this Agreement not be subject to the additional tax imposed pursuant to Section 409A of the Code. To the extent such potential payments or benefits could become subject to such Section, the parties shall cooperate to amend this Agreement with the goal of giving Executive the economic benefits described herein in a manner that does not result in such tax being imposed.

18. Effective Date and Termination Date. The effective date of the Plan is December 21, 2000, the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.
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SMF ENERGY CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Stockholders on November 20, 2008

The undersigned hereby appoints Richard E. Gathright and Michael S. Shore, and each of them as proxies, each with full power of substitution and authorizes them to represent and to vote as designated on the reverse side of this form, all the shares of Common Stock of SMF Energy Corporation held of record by the undersigned on September 22, 2008, at the annual meeting of Stockholders to be held on November 20, 2008, at 1:00 p.m. local time at the Company’s Corporate Offices, 200 West Cypress Creek Rd., Suite 400, Fort Lauderdale, Florida, or any adjournment or postponement of such meeting.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED HEREIN.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SMF ENERGY CORPORATION

November 20, 2008

Please date, sign and mail your proxy card in the
envelope provided as soon as possible!

ê Please detach along perforated line and mail in the envelope provided ê

--------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A SPECIFIC RATE TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, WITHIN 12 MONTHS FROM THE ANNUAL MEETING AND WITHIN A RANGE OF NOT LESS THAN 2 to 1 AND NOT MORE THAN 5 to 1.

☐    FOR             ☐   AGAINST           ☐ ABSTAIN

4. ELECTION OF DIRECTORS:

NOMINEES:
m WENDELL R. BEARD
m RICHARD E. GATHRIGHT
m STEVEN R. GOLDBERG
m LARRY S. MULKEY
m C. RODNEY O’CONNOR
m ROBERT S. PICOW
m NAT MOORE

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here. ●

2. TO APPROVE AN AMENDMENT TO THE 2001 DIRECTOR STOCK OPTION PLAN TO INCREASE THE AMOUNT OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 350,000 TO 500,000 (PRE-SPLIT), OR 70,000 TO 100,000 (POST THE MAXIMUM 5 TO 1 SPLIT).
☐    FOR             ☐   AGAINST           ☐ ABSTAIN
5. THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS SMF ENERGY CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ☐ FOR ☐ AGAINST ☐ ABSTAIN
3. TO APPROVE AN AMENDMENT TO THE 2000 STOCK OPTION PLAN TO INCREASE THE AMOUNT OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 1,000,000 TO 2,500,000 (PRE-SPLIT), OR 200,000 TO 500,000 (POST THE MAXIMUM 5 TO 1 SPLIT).
☐    FOR             ☐   AGAINST           ☐ ABSTAIN
6. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.
To change the address on your account, please check the box and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
NEW ADDRESS:

Signature of Stockholder:___________________ Date:__________ Signature of Stockholder:__________________ Date: __________

NOTE:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 20, 2008.

The Company’s Proxy Statement and Annual Report to Stockholders are available at www.mobilefueling.com/______/.

The annual meeting of stockholders will be held on November 20, 2008 at 1:00 p.m. local time, at the Corporate Office of SMF Energy Corporation (the “Company”), 200 West Cypress Creek Rd., Suite 400, Fort Lauderdale, Florida. You may obtain directions to the meeting by contacting us at (954) 308-4175.

The following proxy materials are available for you to review at www.mobilefueling.com/____/.
•	The Notice and Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report to Stockholders for the year ended June 30, 2008.